Exhibit 99.2

FIRST QUARTER 2013 SUPPLEMENTAL DATA MARCH 31, 2013

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust, or REIT, that primarily acquires, owns, manages, leases and repositions office properties in emerging, high-growth submarkets of Manhattan.

•                  SL Green’s common stock is listed on the New York Stock Exchange, and trades under the symbol SLG.

•                  SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found.  Such information is not incorporated into this supplemental financial package.  This supplemental financial package is available through the Company’s internet site.

•                  This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings.  The financial data herein is unaudited and is provided from the perspective of timeliness to assist readers of quarterly and annual financial filings.  As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-216-1601.

Forward-looking Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements other than statements of historical facts included in this press release are forward-looking statements.  All forward-looking statements speak only as of the date of this press release.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of the Company to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements.  Such risks, uncertainties and other factors relate to, among others, the strength of the commercial office real estate markets in the New York metro area, reduced demand for office space, unanticipated increases in financing and other costs, competitive market conditions, unanticipated administrative costs, divergent interests from or the financial condition of our joint venture partners, timing of leasing income, general and local economic conditions, interest rates, capital market conditions, tenant bankruptcies and defaults, the availability and cost of comprehensive insurance, including coverage for terrorist acts, environmental, regulatory and/or safety requirements, and other factors, all of which are beyond the Company’s control.  Additional information or factors that could affect the Company and the forward-looking statements contained herein are included in the Company’s filings with the Securities and Exchange Commission.

The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended March 31, 2013 that will be released on Form 10-Q to be filed on or before May 10, 2013.

TABLE OF CONTENTS

Highlights of Current Period Financial Performance

Unaudited Financial Statements
Corporate Profile	5
Highlights	6-12
Comparative Balance Sheets	13-14
Comparative Statements of Operations	15
Comparative Computation of FFO and FAD	16
Consolidated Statement of Equity	17
Joint Venture Statements	18-19

Selected Financial Data	20-23
Debt Summary Schedule	24-26
Summary of Ground Lease Arrangements	27

Debt and Preferred Equity Investments	38-30

Selected Property Data
Composition of Property Portfolio	31-34
Largest Tenants	35
Tenant Diversification	36
Leasing Activity Summary	37-40
Annual Lease Expirations	41-42

Summary of Real Estate Acquisition/Disposition Activity	43-46
Corporate Information	47
Analyst Coverage	48
Supplemental Definitions	49

CORPORATE PROFILE

SL Green Realty Corp., or the Company, is New York City’s largest commercial office landlord and is the only fully integrated, self-managed, self-administered Real Estate Investment Trust, or REIT, primarily focused on owning and operating office buildings in Manhattan.

The Company was formed on August 20, 1997 to continue the commercial real estate business of S.L. Green Properties Inc., a company that was founded in 1980 by Stephen L. Green, our current Chairman.  For more than 25 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan.  The Company’s investment focus is to create value through strategically acquiring, redeveloping and repositioning office properties primarily located in Manhattan, and re-leasing and managing these properties for maximum cash flow.

In 2007, SL Green acquired Reckson Associates Realty Corp. and added over 9 million square feet to its portfolio. Included in this total is over 3 million square feet of Class A office space located in Westchester, New York and Stamford, Connecticut.  These suburban portfolios serve as natural extensions of SL Green’s core ownership in the Grand Central submarket of Midtown Manhattan. The Company has since made selective additions and dispositions to the holdings in these areas.

Looking forward, SL Green plans to continue its opportunistic investment philosophy through three established business lines: investment in long-term core properties, investment in opportunistic assets, and debt and preferred equity investments.  This three-legged investment strategy allows SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

FIRST QUARTER 2013 HIGHLIGHTS UNAUDITED

Summary

New York, NY, April 23, 2013 – SL Green Realty Corp. (NYSE:  SLG) today reported funds from operations, or FFO, of $109.2 million, or $1.16 per diluted share, for the quarter ended March 31, 2013, compared to $99.3 million, or $1.10 per diluted share, for the same quarter in 2012.  Exclusive of the items listed below, which were recognized in the first quarter, normalized FFO for the quarter ended March 31, 2013 is calculated as follows:

Per Diluted Share
Normalized FFO Reconciliation:
FFO (1)	$1.16
Charges related to 1515 Broadway refinancing	0.20
Gain on the sale of 50% interest in mezzanine investment	(0.14)
Normalized Funds From Operations (2)	$1.22

(1) See page 16 for a reconciliation of net income available to common stockholders to FFO.

(2) There were no similar items in the first quarter of 2012.

Net income attributable to common stockholders totaled $18.9 million, or $0.21 per diluted share, for the quarter ended March 31, 2013, compared to $25.3 million, or $0.29 per diluted share, for the same quarter in 2012.

Operating and Leasing Activity

For the first quarter of 2013, the Company reported revenues and operating income of $370.0 million and $195.8 million, respectively, compared to $339.1 million and $182.2 million, respectively, for the same period in 2012.

Same-store cash NOI on a combined basis increased by 4.4 percent to $181.7 million for the quarter ended March 31, 2013 as compared to the same period in 2012.  Consolidated property same-store cash NOI increased by 4.8 percent to $157.5 million and unconsolidated joint venture property same-store cash NOI increased 2.0 percent to $24.2 million.

Occupancy for the Company’s stabilized, same-store Manhattan portfolio at March 31, 2013 was 94.3 percent compared to 94.0 percent at March 31, 2012 and 94.3 percent at December 31, 2012.

During the quarter, the Company signed 55 office leases in its Manhattan portfolio totaling 585,454 square feet.  Twenty-seven leases totaling 122,780 square feet represented office leases that replaced previous vacancy, and 28 office leases comprising 462,674 square feet, which had been occupied within the prior twelve months, had average starting rents of $54.94 per rentable square foot, representing a 0.7 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Manhattan office leases signed in the first quarter was 5.4 years and average tenant concessions were 2.2 months of free rent with a tenant improvement allowance of $20.73 per rentable square foot.

During the quarter, 536,101 square feet of office leases commenced in the Manhattan portfolio, 129,746 square feet of which represented office leases that replaced previous vacancy, and 406,355 square feet of which had been occupied within the prior twelve months, represented office leases that had average starting rents of $57.06 per rentable square foot, representing a 4.3 percent increase over the previously fully escalated rents on the same office spaces.

FIRST QUARTER 2013 HIGHLIGHTS UNAUDITED

Occupancy for the Company’s Suburban portfolio was 80.2 percent at March 31, 2013, compared to 81.3 percent at December 31, 2012.

During the quarter, the Company signed 36 office leases in the Suburban portfolio totaling 305,916 square feet.  Twelve leases totaling 88,674 square feet represented office leases that replaced previous vacancy, and 24 office leases comprising 217,242 square feet, which had been occupied within the prior twelve months, had average starting rents of $30.04 per rentable square foot, representing a 0.8 percent increase over the previously fully escalated rents on the same office spaces.  The average lease term on the Suburban office leases signed in the first quarter was 8.3 years and average tenant concessions were 4.9 months of free rent with a tenant improvement allowance of $20.79 per rentable square foot.

During the quarter, 225,072 square feet of office leases commenced in the Suburban portfolio, 74,975 square feet of which represented office leases that replaced previous vacancy, and 150,097 square feet of which had been occupied within the prior twelve months, represented office leases that had average starting rents of $32.51 per rentable square foot, representing a 0.7 percent decrease over the previously fully escalated rents on the same office spaces.

Significant leases that were signed during the first quarter included:

•                  Early renewal and expansion on 150,865 square feet with Eisner, LLP for 3.3 years at 750 Third Avenue;

•                  New lease on 58,854 square feet with Viacom International, Inc. for 5.0 years at 1515 Broadway;

•                  Early renewal on 43,294 square feet with WPP Group USA, Inc. for 6.3 years at 100 Park Avenue;

•                  New lease on 30,030 square feet with The Federative Republic of Brazil for 10.3 years at 220 East 42nd Street;

•                  New lease on 67,145 square feet with Xylem Inc. for 10.8 years at 1100 King Street, Westchester County, NY; and

•                  Early renewal and expansion on 38,252 square feet with Kaufman Borgeest & Ryan LLP for 9.8 years at 200 Summit Lake Drive, Westchester County, NY.

Marketing, general and administrative, or MG&A, expenses for the quarter ended March 31, 2013 were $21.1 million, or 4.9 percent of total revenues including the Company’s share of joint venture revenue compared to $20.2 million, or 5.2 percent for the quarter ended March 31, 2012.

Real Estate Investment Activity

In March 2013, the Company, with a joint venture partner, acquired two vacant residential buildings in Williamsburg, Brooklyn for $54.9 million. The properties, which are above a retail condominium already owned by the Company, consist of 72 newly constructed apartment units and 12 townhouses. Simultaneously, the joint venture closed on a $22.0 million, 5-year first mortgage loan which bears interest at 225 basis points over the 30-day LIBOR.

Debt and Preferred Equity Investment Activity

The Company’s debt and preferred equity investment portfolio totaled $1.4 billion at March 31, 2013.  During the first quarter, the Company purchased and originated new debt and preferred

FIRST QUARTER 2013 HIGHLIGHTS UNAUDITED

equity investments totaling $198.9 million, inclusive of 550 Madison Avenue, all of which are collateralized by New York City commercial office properties, and recorded $121.4 million of principal reductions from investments that were sold or repaid. The debt and preferred equity investment portfolio had a weighted average maturity of 1.9 years as of March 31, 2013 and had a weighted average yield during the quarter ended March 31, 2013 of 10.6 percent.

During the first quarter the Company sold a 50 percent interest in a mezzanine loan secured by interests in 5 Times Square, Manhattan, generating $57.8 million of proceeds to the Company, inclusive of $12.9 million of additional income recorded in the first quarter.

Financing and Capital Activity

In February 2013, the Company closed on a $900 million first mortgage refinancing of 1515 Broadway.  The new 12-year, 3.93 percent fixed rate mortgage financing replaced the former $775 million mortgage loan.  The refinancing follows the April 2012 renewal by Viacom of 1.6 million square feet at the office tower through 2031.  In conjunction with the refinancing, the Company paid a prepayment penalty of $7.6 million, or $0.08 per diluted share, to the providers of the previous mortgage loan and recorded a non-recurring charge of $10.9 million, or $0.12 per diluted share, for unamortized deferred financing costs associated with the previous mortgage loan.

Dividends

During the first quarter of 2013, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•                  $0.33 per share of common stock, which was paid on April 15, 2013 to stockholders of record on the close of business on April 1, 2013;

•                  $0.4766 per share on the Company’s Series C Preferred Stock for the period January 15, 2013 through and including April 14, 2013, which was paid on April 15, 2013 to stockholders of record on the close of business on April 1, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.9064 per share; and

•                  $0.40625 per share on the Company’s Series I Preferred Stock for the period January 15, 2013 through and including April 14, 2013, which was paid on April 15, 2013 to stockholders of record on the close of business on April 1, 2013, and reflects the regular quarterly dividend which is the equivalent of annualized dividend of $1.625 per share.

SL Green Realty Corp. Key Financial Data March 31, 2013 (Amounts in Thousands Except Ratios, Percentages, Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Earnings Per Share
Net income available to common stockholders - diluted	$0.21	$0.22	$0.09	$1.14	$0.29
Funds from operations available to common stockholders - diluted	$1.16	$1.14	$1.12	$1.92	$1.10
Funds available for distribution to common stockholders - diluted	$1.03	$0.74	$0.81	$0.71	$0.87

Common Share Price & Dividends
At the end of the period	$86.11	$76.65	$80.07	$80.24	$77.55
High during period	$86.29	$79.63	$84.88	$83.31	$79.27
Low during period	$78.16	$71.37	$76.13	$70.91	$68.16
Common dividends per share	$0.33	$0.33	$0.25	$0.25	$0.25

FFO payout ratio	28.5%	29.0%	22.4%	13.0%	22.7%
FAD payout ratio	32.2%	44.6%	30.7%	35.2%	28.6%

Common Shares & Units
Common shares outstanding	91,555	91,250	90,363	89,938	88,855
Units outstanding	2,586	2,760	3,310	3,486	3,051
Total common shares and units outstanding	94,141	94,010	93,673	93,424	91,906

Weighted average common shares and units outstanding - basic	94,086	93,747	93,561	92,982	89,792
Weighted average common shares and units outstanding - diluted	94,302	94,011	93,891	93,351	90,173

Market Capitalization
Market value of common equity	$8,106,482	$7,205,867	$7,500,397	$7,496,342	$7,127,310
Liquidation value of preferred equity/units	442,050	442,050	442,050	442,050	442,050
Consolidated debt	6,678,073	6,520,420	6,388,277	6,278,024	6,081,046
Consolidated market capitalization	$15,226,605	$14,168,337	$14,330,724	$14,216,416	$13,650,406
SLG portion of JV debt	2,199,143	2,135,361	2,031,576	1,919,749	1,940,840
Combined market capitalization	$17,425,748	$16,303,698	$16,362,300	$16,136,165	$15,591,246

Consolidated debt to market capitalization	43.9%	46.0%	44.6%	44.2%	44.5%
Combined debt to market capitalization	50.9%	53.1%	51.5%	50.8%	51.5%

Consolidated debt service coverage	2.3	2.1	2.2	2.3	2.1
Consolidated fixed charge coverage	1.9	1.8	1.9	2.0	1.8
Combined fixed charge coverage	1.8	1.6	1.7	1.8	1.6

Supplemental Information	First Quarter 2013

SL Green Realty Corp. Key Financial Data March 31, 2013 (Dollars in Thousands Except Per Share and Sq. Ft.)

	As of or for the three months ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Selected Balance Sheet Data
Real estate assets before depreciation	$11,732,106	$11,667,698	$11,719,628	$11,512,204	$11,338,420
Investments in unconsolidated joint ventures	$1,073,130	$1,032,243	$1,020,790	$1,014,042	$1,022,931
Debt and Preferred Equity Investments	$1,443,834	$1,357,203	$1,071,641	$982,209	$999,573
Cash and cash equivalents	$220,140	$189,984	$162,363	$256,799	$133,665
Investment in marketable securities	$22,994	$21,429	$21,549	$23,502	$25,689

Total assets	$14,543,965	$14,387,754	$14,284,939	$14,139,113	$13,761,713

Fixed rate & hedged debt	$5,811,994	$4,922,725	$4,960,419	$4,966,192	$4,773,768
Variable rate debt	866,079	1,597,695	1,427,858	1,311,832	1,307,278
Total consolidated debt	$6,678,073	$6,520,420	$6,388,277	$6,278,024	$6,081,046

Total liabilities	$7,368,562	$7,218,194	$7,110,271	$6,998,546	$6,822,003

Fixed rate & hedged debt - including SLG portion of JV debt	$7,070,303	$6,181,112	$6,262,129	$6,362,471	$6,105,516
Variable rate debt - including SLG portion of JV debt	1,806,913	2,474,669	2,157,724	1,835,302	1,916,370
Total combined debt	$8,877,216	$8,655,781	$8,419,853	$8,197,773	$8,021,886

Selected Operating Data
Property operating revenues	$311,489	$309,429	$324,244	$309,273	$302,418
Property operating expenses	(138,311)	(136,368)	(146,408)	(130,335)	(133,540)
Property operating NOI	$173,178	$173,061	$177,836	$178,938	$168,878
NOI from discontinued operations	(26)	116	765	(41)	545
Total property operating NOI - consolidated	$173,152	$173,177	$178,601	$178,897	$169,423
SLG share of property NOI from JVs	42,989	40,291	37,603	41,438	38,704
Total property operating NOI - combined	$216,141	$213,468	$216,204	$220,335	$208,127
Debt and preferred equity investment income	52,708	31,500	27,869	33,448	26,338
Other income	5,774	9,805	9,272	6,282	10,377
Gain on early extinguishment of debt from JVs	—	—	10,711	—	—
Income from discontinued operations	—	9,318	—	—	—
Marketing general & administrative expenses	(21,067)	(21,372)	(20,551)	(20,721)	(20,196)
EBITDA - combined	$253,556	$242,719	$243,505	$239,344	$224,646

Consolidated Debt to EBITDA (trailing-12 months)	8.0	8.1	8.1	8.1	8.4
Combined Debt to EBITDA (trailing-12 months)	8.8	8.9	8.9	8.9	9.2

SL Green Realty Corp. Key Financial Data March 31, 2013 (Dollars in Thousands Except Per Share and Sq. Ft.)

Manhattan Properties

	As of or for the three months ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Selected Operating Data
Property operating revenues	287,884	$284,513	$280,419	$279,413	$276,528
Property operating expenses	122,447	119,567	119,170	112,911	117,836
Property operating NOI	$165,437	$164,946	$161,249	$166,502	$158,692
NOI from discontinued operations	(26)	11	15	(41)	545
Total property operating NOI - consolidated	$165,411	$164,957	$161,264	$166,461	$159,237

Other income - consolidated	1,295	$1,954	$555	$1,071	$3,011

SLG share of property NOI from unconsolidated JV	36,171	$35,161	$35,124	$36,989	$34,418

Portfolio Statistics
Consolidated office buildings in service	27	27	28	27	26
Unconsolidated office buildings in service	9	9	7	7	7
	36	36	35	34	33

Consolidated office buildings in service - square footage	18,347,945	18,347,945	18,807,945	18,644,945	18,429,945
Unconsolidated office buildings in service - square footage	5,934,434	5,934,434	5,326,815	5,326,815	5,326,815
	24,282,379	24,282,379	24,134,760	23,971,760	23,756,760

Quarter end occupancy- same store - combined office (consolidated + joint venture)	94.3%	94.3%	93.9%	93.8%	94.0%

Office Leasing Statistics
Total office leases commenced	55	53	45	38	54

Commenced office square footage filling vacancy	129,746	83,819	97,524	70,537	194,731
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	406,355	206,289	117,813	1,885,192	539,487
Total office square footage commenced	536,101	290,108	215,337	1,955,729	734,218

Average rent psf - leases commenced	$57.06	$56.96	$48.73	$50.18	$69.81
Previously escalated rents psf	$54.72	$55.61	$52.65	$50.12	$53.14
Percentage of new rent over previously escalated rents (1)	4.3%	2.4%	-7.4%	0.1%	31.4%
Tenant concession packages psf	$21.55	$33.25	$52.96	$49.98	$22.41
Free rent months	2.2	2.7	3.8	8.3	2.1

(1) Calculated on space that was occupied within the previous 12 months

SL Green Realty Corp. Key Financial Data March 31, 2013 (Dollars in Thousands Except Per Share and Sq. Ft.)

Suburban Properties (2)

	As of or for the three months ended
	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012

Selected Operating Data
Property operating revenues	$24,210	$27,263	$25,796	$26,904	$26,038
Property operating expenses	13,274	14,442	14,064	13,809	12,633
Property operating NOI	$10,936	$12,821	$11,732	$13,095	$13,405
NOI from discontinued operations	—	—	—	—	—
Total property operating NOI - consolidated	$10,936	$12,821	$11,732	$13,095	$13,405

Other income - consolidated	$1,618	$185	$2,670	$1,100	$607

SLG share of property NOI from unconsolidated JV	$2,000	$2,021	$2,446	$4,442	$4,287

Portfolio Statistics
Consolidated office buildings in service	26	25	25	25	25
Unconsolidated office buildings in service	5	5	5	6	6
	31	30	30	31	31

Consolidated office buildings in service - square footage	3,899,800	3,863,000	3,863,000	3,863,000	3,863,000
Unconsolidated office buildings in service - square footage	1,539,700	1,539,700	1,539,700	2,941,700	2,941,700
	5,439,500	5,402,700	5,402,700	6,804,700	6,804,700

Quarter end occupancy- same store - combined office (consolidated + joint venture)	80.2%	81.3%	81.5%	82.4%	82.9%

Office Leasing Statistics
Total office leases commenced	34	28	26	20	32

Commenced office square footage filling vacancy	74,975	32,545	52,998	7,450	39,641
Commenced office square footage on previously occupied space (M-T-M leasing) (1)	150,097	108,258	81,739	209,109	106,337
Total office square footage commenced	225,072	140,803	134,737	216,559	145,978

Average rent psf - leases commenced	$32.51	$30.04	$31.89	$25.25	$33.74
Previously escalated rents psf	$32.74	$32.30	$32.48	$31.60	$35.36
Percentage of new rent over previously escalated rents (1)	-0.7%	-7.0%	-1.8%	-20.1%	-4.6%
Tenant concession packages psf	$17.40	$16.21	$14.32	$11.42	$8.62
Free rent months	3.1	4.7	2.6	8.9	2.0

(1) Calculated on space that was occupied within the previous 12 months

(2) Excludes the west coast office portfolio

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Assets
Commercial real estate properties, at cost:
Land & land interests	$2,886,099	$2,886,099	$2,937,866	$2,872,122	$2,816,831
Buildings & improvements fee interest	7,452,347	7,389,766	7,438,364	7,311,351	7,191,889
Buildings & improvements leasehold	1,346,481	1,346,748	1,331,190	1,316,523	1,317,492
Buildings & improvements under capital lease	47,179	40,340	12,208	12,208	12,208
	11,732,106	11,662,953	11,719,628	11,512,204	11,338,420
Less accumulated depreciation	(1,461,775)	(1,393,323)	(1,339,324)	(1,269,979)	(1,202,507)
	10,270,331	10,269,630	10,380,304	10,242,225	10,135,913
Other real estate investments:
Investment in unconsolidated joint ventures	1,073,130	1,032,243	1,020,790	1,014,042	1,022,931
Debt and preferred equity investments, net	1,443,834	1,357,203	1,071,641	982,209	999,573

Assets held for sale, net	—	4,901	91,574	91,574	—
Cash and cash equivalents	220,140	189,984	162,363	256,799	133,665
Restricted cash	130,233	136,071	143,058	138,493	98,563
Investment in marketable securities	22,994	21,429	21,549	23,502	25,689
Tenant and other receivables, net of $20,947 reserve at 3/31/13	41,950	48,544	35,315	32,728	29,020
Related party receivables	11,133	7,531	—	7,793	7,665
Deferred rents receivable, net of reserve for tenant credit loss of $28,475 at 3/31/13	355,250	340,747	330,349	315,700	300,419
Deferred costs, net	252,018	261,145	253,137	249,147	211,728
Other assets	722,952	718,326	774,859	784,901	796,547

Total Assets	$14,543,965	$14,387,754	$14,284,939	$14,139,113	$13,761,713

COMPARATIVE BALANCE SHEETS Unaudited ($000’s omitted)

	3/31/2013	12/31/2012	9/30/2012	6/30/2012	3/31/2012
Liabilities
Mortgages and other loans payable	$4,815,485	$4,615,464	$4,849,233	$4,861,463	$4,409,715
Term loan and senior unsecured notes	1,732,588	1,734,956	1,176,252	1,173,769	1,171,331
Revolving credit facility	30,000	70,000	200,000	80,000	400,000
Accrued interest and other liabilities	73,666	73,769	100,528	114,003	116,498
Accounts payable and accrued expenses	143,812	159,598	147,452	140,910	137,500
Deferred revenue	322,317	321,764	360,752	352,151	373,573
Capitalized lease obligations	43,404	37,518	17,167	17,148	17,130
Deferred land lease payable	19,750	20,897	18,833	18,721	18,608
Dividends and distributions payable	37,737	37,839	29,154	30,126	29,652
Security deposits	49,803	46,253	47,698	47,463	47,996
Liabilities related to assets held for sale	—	136	63,202	62,792	—
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Total liabilities	7,368,562	7,218,194	7,110,271	6,998,546	6,822,003

Noncontrolling interest in operating partnership (2,586 units outstanding) at 3/31/13	220,174	212,907	265,093	279,685	237,763
Series G Preferred Units	47,550	47,550	47,550	47,550	47,550
Series H Preferred Units	2,000	2,000	2,000	2,000	2,000

Equity
SL Green Realty Corp. Stockholders’ Equity:
Series C Perpetual Preferred Shares	180,340	180,340	180,340	274,022	274,022
Series D Perpetual Preferred Shares	—	—	—	96,321	96,321
Series I Perpetual Preferred Shares	221,932	221,965	222,245	—	—
Common stock, $.01 par value, 160,000 shares authorized, 95,201 issued and outstanding at 3/31/13	953	950	940	936	925
Additional paid-in capital	4,697,528	4,667,900	4,589,423	4,557,652	4,469,777
Treasury stock (3,646 shares) at 3/31/13	(322,858)	(322,858)	(319,905)	(319,866)	(319,866)
Accumulated other comprehensive loss	(26,117)	(29,587)	(29,281)	(28,413)	(24,376)
Retained earnings	1,665,468	1,701,092	1,728,150	1,741,160	1,665,547
Total SL Green Realty Corp. stockholders’ equity	6,417,246	6,419,802	6,371,912	6,321,812	6,162,350

Noncontrolling interest in other partnerships	488,433	487,301	488,113	489,520	490,047

Total equity	6,905,679	6,907,103	6,860,025	6,811,332	6,652,397

Total Liabilities and Equity	$14,543,965	$14,387,754	$14,284,939	$14,139,113	$13,761,713

COMPARATIVE STATEMENTS OF OPERATIONS Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	December 31,	September 30,
	2013	2012	2012	2012
Revenues
Rental revenue, net	$270,489	$260,762	$268,067	$281,447
Escalation and reimbursement revenues	41,000	41,656	41,362	42,797
Investment income	52,708	26,338	31,500	27,869
Other income	5,774	10,377	9,805	9,272
Total Revenues, net	369,971	339,133	350,734	361,385

Equity in net income (loss) from unconsolidated joint ventures	5,073	(1,560)	(4,570)	11,658
Gain (loss) on early extinguishment of debt	(18,513)	—	(6,978)	—

Expenses
Operating expenses	73,633	73,254	72,198	83,964
Ground rent	10,990	8,806	11,296	8,874
Real estate taxes	53,688	51,480	52,874	53,570
Loan loss and other investment reserves, net of recoveries	—	564	—	—
Transaction related costs	1,358	1,056	1,227	1,372
Marketing, general and administrative	21,067	20,196	21,372	20,551
Total Operating Expenses	160,736	155,356	158,967	168,331

Operating Income	195,795	182,217	180,219	204,712

Interest expense, net of interest income	81,336	80,137	82,277	85,828
Amortization of deferred financing costs	4,463	3,580	7,824	4,493
Depreciation and amortization	80,683	77,069	93,765	83,408
(Gain) Loss on equity investment in marketable securities	57	—	(2,703)	(2,237)

Income from Continuing Operations	29,256	21,431	(944)	33,220

Income (loss) from discontinued operations	(32)	(161)	9,127	217
Gain (loss) on sale of discontinued operations	1,113	6,627	—	—
Equity in net gain (loss) on sale of joint venture interest / real estate	—	7,260	19,277	(4,807)
Net Income	30,337	35,157	27,460	28,630

Net income attributable to noncontrolling interests	(3,456)	(1,959)	481	(2,402)
Dividends on preferred units	(565)	(397)	(574)	(571)

Net Income (Loss) Attributable to SL Green Realty Corp	26,316	32,801	27,367	25,657

Preferred stock redemption costs	—	—	—	(10,010)
Dividends on perpetual preferred shares	(7,407)	(7,545)	(7,407)	(7,915)

Net Income (Loss) Attributable to Common Stockholders	$18,909	$25,256	$19,960	$7,732

Earnings per Share
Net income (loss) per share (basic)	$0.21	$0.29	$0.22	$0.09
Net income (loss) per share (diluted)	$0.21	$0.29	$0.22	$0.09

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited ($000’s omitted - except per share data)

		Three Months Ended		Three Months Ended	Three Months Ended
		March 31,	March 31,	December 31,	September30,
		2013	2012	2012	2012
Funds from Operations
Net Income Attributable to Common Stockholders		$18,909	$25,256	$19,960	$7,732

Add:	Depreciation and amortization	80,683	77,069	93,765	83,408
	Discontinued operations depreciation adjustments	7	14	21	21
	Joint ventures depreciation and noncontrolling interests adjustments	7,527	9,141	13,417	6,669
	Net income attributable to noncontrolling interests	3,456	1,959	(481)	2,402
Less:	Gain (loss) on sale of discontinued operations	1,113	6,627	—	—
	Equity in net gain (loss) on sale of joint venture property / real estate	—	7,260	19,277	(4,807)
	Non-real estate depreciation and amortization	245	267	243	220
	Funds From Operations	$109,224	$99,285	$107,162	$104,819

	Funds From Operations - Basic per Share	$1.16	$1.11	$1.14	$1.12

	Funds From Operations - Diluted per Share	$1.16	$1.10	$1.14	$1.12

Funds Available for Distribution
FFO		$109,224	$99,285	$107,162	$104,819

Add:	Non real estate depreciation and amortization	245	267	243	220
	Amortization of deferred financing costs	4,463	3,580	7,824	4,493
	Non-cash deferred compensation	9,014	8,662	16,325	9,334
Less:	FAD adjustment for Joint Ventures	2,844	2,810	5,937	2,828
	FAD adjustment for discontinued operations	—	—	—	—
	Straight-line rental income and other non cash adjustments	14,619	18,600	13,866	15,684
	Second cycle tenant improvements	4,513	1,934	18,564	13,144
	Second cycle leasing commissions	1,811	1,561	4,173	4,209
	Revenue enhancing recurring CAPEX	159	211	530	564
	Non-revenue enhancing recurring CAPEX	2,258	7,799	18,850	6,062

Funds Available for Distribution		$96,742	$78,879	$69,634	$76,375
	Diluted per Share	$1.03	$0.87	$0.74	$0.81

First cycle tenant improvements		$3,664	$4,977	$4,508	$1,998
First cycle leasing commissions		$88	$377	$5,528	$5,409
Redevelopment Costs		$4,034	$7,682	$6,600	$5,986

Payout Ratio of Funds from Operations		28.5%	22.7%	29.0%	22.4%
Payout Ratio of Funds Available for Distribution		32.2%	28.6%	44.6%	30.7%

CONSOLIDATED STATEMENT OF EQUITY Unaudited ($000’s omitted)

								Accumulated
	Series C	Series I						Other
	Preferred	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	TOTAL

Balance at December 31, 2012	$180,340	$221,965	$950	$4,667,900	$(322,858)	$1,701,092	$487,301	$(29,587)	6,907,103

Net Income attributable to SL Green						26,316	2,901		29,217
Preferred Dividend						(7,407)			(7,407)
Cash distributions declared ($0.33 per common share)						(30,517)			(30,517)
Cash distributions to noncontrolling interests							(4,879)		(4,879)
Comprehensive Income - Unrealized loss on derivative instruments								412	412
Comprehensive Income - SLG share unrealized loss on derivative instruments of JVs								1,410	1,410
Comprehensive Income - Unrealized loss on marketable securities								1,648	1,648
Net proceeds from exercise of stock options			1	4,532					4,533
Redemption of units and dividend reinvestment proceeds			—	13					13
Conversion of units of Operating Partnership to common stock			2	17,285					17,287
Consolidation of joint venture							3,110		3,110
Reallocation of noncontrolling interests in the operating partnership						(24,016)			(24,016)
Issuance of preferred stock		(33)							(33)
Issuance of common stock			—	(24)					(24)
Deferred compensation plan			—	—					—
Amortization of deferred compensation				7,822					7,822
Balance at March 31, 2013	$180,340	$221,932	$953	$4,697,528	$(322,858)	$1,665,468	$488,433	$(26,117)	$6,905,679

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Sub-total	Preferred Stock	Diluted Shares

Share Count at December 31, 2012	91,249,632	2,759,758		94,009,390	—	94,009,390

YTD share activity	305,450	(174,083)		131,367		131,367
Share Count at March 31, 2013 - Basic	91,555,082	2,585,675	—	94,140,757	—	94,140,757

Weighting factor	(156,557)	101,136	216,990	161,569		161,569
Weighted Average Share Count at March 31, 2013 - Diluted	91,398,525	2,686,811	216,990	94,302,326	—	94,302,326

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	March 31, 2013		March 31, 2012
	Total	SLG Interest	Total	SLG Interest
Land & land interests	$1,989,420	$903,610	$1,610,447	$748,238
Buildings & improvements fee interest	5,573,304	2,418,119	5,035,155	2,206,234
Buildings & improvements leasehold	7,491	3,371	29,708	13,369
	7,570,215	3,325,100	6,675,310	2,967,841
Less accumulated depreciation	(604,849)	(254,735)	(517,288)	(214,547)

Net real estate	6,965,366	3,070,365	6,158,022	2,753,294

Cash and cash equivalents	79,076	32,713	89,147	38,447
Restricted cash	134,998	53,950	81,274	39,928
Debt investments	50,510	20,204	—	—
Tenant and other receivables, net of $2,456 reserve at 3/31/13	38,238	15,016	25,769	9,076
Deferred rents receivable, net of reserve for tenant credit loss of $3,059 at 3/31/13	95,282	35,370	90,410	35,335
Deferred costs, net	149,329	57,873	99,442	44,482
Other assets	242,251	99,671	218,896	93,621

Total assets	$7,755,050	$3,385,162	$6,762,960	$3,014,183

Mortgage loans payable	$5,364,303	$2,199,143	$4,353,988	$1,940,840
Derivative instruments-fair value	30,596	15,272	29,853	14,912
Accrued interest and other liabilities	15,180	5,897	12,054	5,175
Accounts payable and accrued expenses	90,335	41,329	65,488	32,227
Deferred revenue	250,329	116,833	126,529	47,186
Security deposits	19,380	8,714	6,572	3,250
Contributed Capital (1)	1,984,927	997,974	2,168,476	970,593

Total liabilities and equity	$7,755,050	$3,385,162	$6,762,960	$3,014,183

As of March 31, 2013 the Company had twenty seven unconsolidated joint venture interests. These interests are accounted for using the equity method of accounting and are not consolidated into the Company’s financial statements. We have consolidated the following joint ventures: a 51% interest in 919 Third Avenue, a 51% interest in 680 Washington Avenue, a 51% interest in 750 Washington Avenue, a 49.9% interest in 180 Maiden Lane, a 87.5% interest in 1080 Amsterdam Avenue, a 90% interest in 248-252 Bedford Avenue and 80% interests in 19-21 East 65th Street, 400 East 57th Street, 400 East 58th Street, 752-760 Madison Avenue and 762 Madison Avenue.

(1)         Contributed capital reflects our share of capital based on the fair value of partially sold or contributed properties, while the investment in unconsolidated joint venture balance reflected on the face of the balance sheet reflects the actual capital invested in the joint venture.

JOINT VENTURE STATEMENTS Statements of Operations for Unconsolidated Joint Ventures Unaudited ($000’s omitted)

			Three Months Ended
	Three Months Ended March 31, 2013		December 31, 2012	Three Months Ended March 31, 2012
	Total	SLG Interest	SLG Interest	Total	SLG Interest
Revenues
Rental revenue, net	$131,231	$53,377	$49,905	$104,874	$45,278
Escalation and reimbursement revenues	11,282	4,426	4,148	7,574	3,239
Other income	8,718	4,073	3,688	7,600	3,690
Total Revenues, net	$151,231	$61,876	$57,741	$120,048	$52,207

Expenses
Operating expenses	$28,611	$11,834	$11,230	$16,766	$7,574
Ground rent	657	—	—	918	117
Real estate taxes	17,305	7,053	6,220	13,374	5,812
Total Operating Expenses	$46,573	$18,887	$17,450	$31,058	$13,503

NOI	$104,658	$42,989	$40,291	$88,990	$38,704
Cash NOI	$99,274	$41,278	$38,027	$81,525	$36,577

Transaction related costs	$—	$—	$306	$268	$161
Interest expense, net of interest income	56,407	19,542	21,540	54,868	23,420
Amortization of deferred financing costs	4,283	2,362	1,104	1,767	627
Depreciation and amortization	42,611	16,012	21,911	36,783	16,056

Gain on early extinguishment of debt	—	—	—	—	—

Net Income (Loss)	$1,357	$5,073	$(4,570)	$(4,696)	$(1,560)

Plus: Real estate depreciation	42,606	16,011	21,911	36,750	16,049
FFO Contribution	$43,963	$21,084	$17,341	$32,054	$14,489

FAD Adjustments:
Add: Non real estate depreciation and amortization	$4,288	$2,363	$1,104	$1,800	$634
Less: Straight-line rental income and other non-cash adjustments	(6,534)	(2,286)	(2,244)	(7,304)	(2,131)
Less: Second cycle tenant improvement	(1,947)	(803)	(3,261)	(1,467)	(646)
Less: Second cycle leasing commissions	(4,065)	(1,799)	(971)	(1,426)	(654)
Less: Recurring CAPEX	(784)	(319)	(565)	(52)	(13)
FAD Adjustment	$(9,042)	$(2,844)	$(5,937)	$(8,449)	$(2,810)

SELECTED FINANCIAL DATA Property NOI and Coverage Ratios Unaudited ($000’s omitted)

	Three Months Ended		Three Months Ended	Three Months Ended
	March 31,	March 31,	Dectember 31,	September 30,
	2013	2012	2012	2012
Property NOI

Property operating NOI	$173,178	$168,878	$173,061	$177,836
NOI from discontinued operations	(26)	545	116	765
Total property operating NOI - consolidated	173,152	169,423	173,177	178,601
SLG share of property NOI from JVs	42,989	38,704	40,291	37,603
NOI	$216,141	$208,127	$213,468	$216,204

Less: Free rent (net of amortization)	1,047	6,399	1,696	1,146
Net FAS 141 adjustment	2,931	174	1,977	1,856
Straightline revenue adjustment	15,419	18,926	15,962	15,640

Plus: Allowance for S/L tenant credit loss	(713)	2,794	121	(501)
Ground lease straight-line adjustment	1,910	172	2,208	192
Cash NOI	$197,941	$185,594	$196,162	$197,253

Components of Consolidated Debt Service and Fixed Charges

Interest expense	81,336	80,735	82,563	86,355
Fixed amortization principal payments	11,131	13,526	12,948	12,230
Total Consolidated Debt Service	92,467	94,261	95,511	98,585

Payments under ground lease arrangements	9,080	8,634	9,088	8,682
Dividends on preferred units	565	397	574	571
Dividends on perpetual preferred shares	7,407	7,545	7,407	7,915
Total Consolidated Fixed Charges	109,519	110,837	112,580	115,753

Consolidated Interest Coverage Ratio	2.6	2.5	2.4	2.5
Consolidated Debt Service Coverage Ratio	2.3	2.1	2.1	2.2
Consolidated Fixed Charge Coverage Ratio	1.9	1.8	1.8	1.9

SELECTED FINANCIAL DATA 2013 Same Store - Consolidated Unaudited ($000’s omitted)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2013	2012	%	2012	2012
Revenues
Rental revenue, net	$259,143	$251,575	3.0%	$255,258	$250,931
Escalation & reimbursement revenues	40,072	40,392	-0.8%	39,836	39,633
Other income	2,850	3,578	-20.3%	1,982	3,188
Total Revenues	302,065	295,545	2.2%	297,076	293,752
Expenses
Operating expenses	67,183	66,726	0.7%	65,280	68,013
Ground rent	11,164	9,010	23.9%	11,555	9,038
Real estate taxes	50,729	49,203	3.1%	49,701	48,516
Transaction related costs	—	62	-100.0%	—	95
	129,076	125,001	3.3%	126,536	125,662

Operating Income	172,989	170,544	1.4%	170,540	168,090

Interest expense & amortization of financing costs	58,002	55,712	4.1%	60,448	60,988
Depreciation & amortization	75,097	71,996	4.3%	73,405	73,074

Income before noncontrolling interest	39,890	42,836	-6.9%	36,687	34,028
Plus: Real estate depreciation & amortization	75,087	71,985	4.3%	73,395	73,064

FFO Contribution	114,977	114,821	0.1%	110,082	107,092

Less: Non—building revenue	898	850	5.6%	95	1,266

Plus: Transaction related costs	—	62	-100.0%	—	95
Interest expense & amortization of financing costs	58,002	55,712	4.1%	60,448	60,988
Non-real estate depreciation	10	11	-9.1%	10	10
NOI	172,091	169,756	1.4%	170,445	166,919

Cash Adjustments
Less: Free rent (net of amortization)	(79)	4,103	-101.9%	(18)	(260)
Straightline revenue adjustment	12,689	15,918	-20.3%	13,178	12,020
Rental income - FAS 141	3,168	2,125	49.1%	2,435	2,617
Plus: Ground lease straight-line adjustment	1,888	172	997.7%	2,186	172
Allowance for S/L tenant credit loss	(669)	2,551	-126.2%	(31)	(536)
Cash NOI	$157,532	$150,333	4.8%	$157,005	$152,178

Operating Margins
NOI to real estate revenue, net	57.27%	57.11%		57.40%	57.17%
Cash NOI to real estate revenue, net	52.42%	50.58%		52.87%	52.12%

NOI before ground rent/real estate revenue, net	60.98%	60.14%		61.29%	60.27%
Cash NOI before ground rent/real estate revenue, net	55.51%	53.55%		56.03%	55.16%

SELECTED FINANCIAL DATA
2013 Same Store - Joint Venture
Unaudited
($000’s omitted)

	Three Months Ended			Three Months Ended	Three Months Ended
	March 31,	March 31,		December 31,	September 30,
	2013	2012	%	2012	2012
Revenues
Rental revenue, net	$31,367	$30,433	3.1%	$31,184	$31,012
Escalation & reimbursement revenues	1,680	1,683	-0.2%	1,863	1,976
Other income	182	90	102.2%	78	10,911
Total Revenues	33,229	32,206	3.2%	33,125	43,899
Expenses
Operating expenses	4,497	4,543	-1.0%	4,646	4,987
Ground rent	—	—	0.0%	—	—
Real estate taxes	2,779	2,794	-0.5%	2,344	2,586
Transaction related costs	—	—	—	41	22
	7,276	7,337	-0.8%	7,031	7,595

Operating Income	25,953	24,869	4.4%	26,094	36,304

Interest expense & amortization of financing costs	10,171	13,107	-22.4%	13,095	13,297
Depreciation & amortization	9,884	9,681	2.1%	10,116	9,824

Income before noncontrolling interest	5,898	2,081	183.4%	2,883	13,183
Plus: Real estate depreciation & amortization	9,883	9,674	2.2%	10,116	9,829

FFO Contribution	15,781	11,755	34.2%	12,999	23,012

Less: Non—building revenue	163	55	196.4%	93	10,767

Plus: Transaction related costs	—	—	0.0%	41	22
Interest expense & amortization of financing costs	10,171	13,107	-22.4%	13,095	13,297
Non-real estate depreciation	1	7	-85.7%	—	(5)
NOI	25,790	24,814	3.9%	26,042	25,559

Cash Adjustments
Less: Free rent (net of amortization)	(29)	107	-127.1%	273	126
Straightline revenue adjustment	886	717	23.6%	853	795
Rental income - FAS 141	491	375	30.9%	561	488
Plus: Ground lease straight-line adjustment	—	—	0.0%	—	—
Allowance for S/L tenant credit loss	(275)	84	-427.4%	(185)	72
Cash NOI	$24,167	$23,699	2.0%	$24,170	$24,222

Operating Margins
NOI to real estate revenue, net	78.00%	77.18%		78.84%	77.14%
Cash NOI to real estate revenue, net	73.09%	73.71%		73.17%	73.11%

NOI before ground rent/real estate revenue, net	78.00%	77.18%		78.84%	77.14%
Cash NOI before ground rent/real estate revenue, net	73.92%	73.45%		73.73%	72.89%

SELECTED FINANCIAL DATA 2013 Same Store - Combined Unaudited ($000’s omitted)

		Three Months Ended			Three Months Ended	Three Months Ended
		March 31,	March 31,		December 31,	September 30,
		2013	2012	%	2012	2012
Revenues
	Rental revenue, net	$290,510	$282,008	3.0%	$286,442	$281,943
	Escalation & reimbursement revenues	41,752	42,075	-0.8%	41,699	41,609
	Other income	3,032	3,668	-17.3%	2,060	14,099
	Total Revenues	335,294	327,751	2.3%	330,201	337,651
Expenses
	Operating expenses	71,680	71,269	0.6%	69,926	73,000
	Ground rent	11,164	9,010	23.9%	11,555	9,038
	Real estate taxes	53,508	51,997	2.9%	52,045	51,102
	Transaction related costs	—	62	-100.0%	41	117
		136,352	132,338	3.0%	133,567	133,257

	Operating Income	198,942	195,413	1.8%	196,634	204,394

	Interest expense & amortization of financing costs	68,173	68,819	-0.9%	73,543	74,285
	Depreciation & amortization	84,981	81,677	4.0%	83,521	82,898

	Income before noncontrolling interest	45,788	44,917	1.9%	39,570	47,211
Plus:	Real estate depreciation & amortization	84,970	81,659	4.1%	83,511	82,893

	FFO Contribution	130,758	126,576	3.3%	123,081	130,104

Less:	Non—building revenue	1,061	905	17.2%	188	12,033

Plus:	Transaction related costs	—	62	-100.0%	41	117
	Interest expense & amortization of financing costs	68,173	68,819	-0.9%	73,543	74,285
	Non-real estate depreciation	11	18	-38.9%	10	5
	NOI	197,881	194,570	1.7%	196,487	192,478

Cash Adjustments
Less:	Free rent (net of amortization)	(108)	4,210	-102.6%	255	(134)
	Straightline revenue adjustment	13,575	16,635	-18.4%	14,031	12,815
	Rental income - FAS 141	3,659	2,500	46.4%	2,996	3,105
Plus:	Ground lease straight-line adjustment	1,888	172	997.7%	2,186	172
	Allowance for S/L tenant credit loss	(944)	2,635	-135.8%	(216)	(464)
	Cash NOI	$181,699	$174,032	4.4%	$181,175	$176,400

Operating Margins
	NOI to real estate revenue, net	58.87%	59.50%		59.15%	59.08%
	Cash NOI to real estate revenue, net	54.06%	53.22%		54.54%	54.15%

	NOI before ground rent/real estate revenue, net	62.19%	62.25%		62.63%	61.85%
	Cash NOI before ground rent/real estate revenue, net	57.66%	55.17%		58.08%	57.06%

DEBT SUMMARY SCHEDULE - Consolidated Unaudited ($000’s omitted)

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
Secured fixed rate debt
220 East 42nd Street	184,698	5.25%	3,564	Nov-13		182,342	—	Open
125 Park Avenue	146,250	5.75%	—	Oct-14		146,250	—	Open
711 Third Avenue	120,000	4.99%	—	Jun-15		120,000	—	Open
625 Madison Avenue	124,481	7.22%	4,774	Nov-15		109,537	—	Open
500 West Putnam Avenue	23,930	5.52%	531	Jan-16		22,376	—	Open
420 Lexington Avenue	184,612	7.50%	2,148	Sep-16		175,740	—	Open
1-6 Landmark Square	84,097	4.00%	1,576	Dec-16		77,936	—	Jun-13
300 Main Street	11,500	5.75%	—	Feb-17		11,500	—	Open
485 Lexington Avenue	450,000	5.61%	—	Feb-17		450,000	—	Open
120 West 45th Street	170,000	6.12%	—	Feb-17		170,000	—	Open
762 Madison Avenue	8,331	3.75%	160	Feb-17		7,664	—	Aug-13
2 Herald Square	191,250	5.36%	—	Apr-17		191,250	—	Open
885 Third Avenue	267,650	6.26%	—	Jul-17		267,650	—	Open
1 Madison Avenue - South Building	602,584	5.91%	20,342	May-20		404,531	—	Open
100 Church Street	230,000	4.68%	—	Jul-22		197,784	—	Open
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
400 East 57th Street	70,000	4.13%	—	Jan-24		1,168	—	Open
400 East 58th Street	30,000	4.13%	—	Jan-24		501	—	Open
1515 Broadway	900,000	3.93%	—	Mar-25		737,436	—	Sep-24
	4,299,383	5.27%	33,095			3,724,273
Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023
Unsecured fixed rate debt
Unsecured notes	75,898	5.88%	—	Aug-14		75,898	—	Open
Unsecured notes	255,175	6.00%	—	Mar-16		255,308	—	Open
Convertible notes	289,919	3.00%	—	Oct-17		345,000	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open	(4)
Unsecured notes	249,636	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
Convertible notes	11,953	3.00%	—	Mar-27	(3)	11,953	—	Mar-17
Junior subordinated deferrable interest debentures	100,000	5.61%	—	Jul-35		100,000	—	—
	1,462,588	5.21%	—			1,518,166
Total Fixed Rate Debt/Wtd Avg	5,811,994	5.28%	33,095			5,292,462
Floating rate debt
Secured floating rate debt
Debt & preferred equity facility (Libor + 300 bps)	174,966	3.21%	—	Sep-13		174,966	Sep-14	Open
180 Maiden Lane (Libor + 211.25 bps)	269,113	2.41%	8,153	Nov-16		240,616	—	Open
248-252 Bedford Avenue (Libor + 225 bps)	22,000	2.46%	—	Mar-18		21,363	—
	466,079	2.71%	8,153			436,945
Unsecured floating rate debt
Revolving credit facility (Libor + 145 bps)	30,000	1.66%	—	Mar-17		30,000	Mar-18	Open
Term loan (Libor + 165 bps)	370,000	1.86%	—	Mar-18		370,000	—	Open
	400,000	1.85%	—			400,000

Total Floating Rate Debt/Wtd Avg	866,079	2.31%	8,153			836,945

Total Debt/Wtd Avg - Consolidated	6,678,073	4.90%	41,248			6,129,407

Total Debt/Wtd Avg - Joint Venture	2,199,143	4.17%

Weighted Average Balance & Interest Rate including SLG’s share of JV Debt	8,864,377	4.66%

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

(3) Notes can be put to the Company, at the option of the holder, on March 30, 2017.

(4) Subject to specific timing and performance.

DEBT SUMMARY SCHEDULE - Unconsolidated Joint Ventures Unaudited ($000’s omitted)

	Principal Outstanding			2013				As-Of
	3/31/2013			Principal	Maturity		Due at	Right	Earliest
	Gross Principal	SLG Share	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt
1604-1610 Broadway	27,000	12,150	5.66%	—	—	(2)	12,150	—	Open
21 East 66th Street	12,000	3,874	5.63%		Apr-23		3,874		Open
100 Park Avenue	211,673	105,625	6.64%	942	Sep-14		105,625	—	Open
7 Renaissance	856	428	10.00%	—	Feb-15		428	—	Open
11 West 34th Street	17,418	5,225	4.82%	64	Jan-16		5,225	—	Open
280 Park Avenue	710,000	351,177	6.55%	1,667	Jun-16		351,177	—	Open
21-25 West 34th Street	100,000	50,000	5.76%	—	Dec-16		50,000	—	Open
1745 Broadway	340,000	109,650	5.68%	—	Jan-17		109,650	—	Open
Jericho Plaza	163,750	33,176	5.65%	—	May-17		33,176	—	Open
800 Third Avenue (swapped)	20,910	8,981	6.00%	—	Aug-17		8,981	—	Open
315 West 36th Street	25,000	8,875	3.04%	—	Dec-17		8,875	—	Open
388/390 Greenwich Street (swapped)	996,082	503,997	3.20%	—	Dec-17		503,997	—	Open
717 Fifth Avenue (mortgage)	300,000	32,750	4.45%	—	Jul-22		32,750	—	Aug-15
717 Fifth Avenue (mezzanine)	296,803	32,401	9.00%	—	Jun-24		32,401	—	Open
Total Fixed Rate Debt/Wtd Avg	3,221,492	1,258,309	5.05%	2,673			1,258,309

Floating rate debt
29 West 34th Street (Libor + 165 bps)	53,238	26,619	2.20%	—	May-13		26,619	—	Open
1552 Broadway (Libor + 300 bps)	119,322	59,661	3.18%	—	Aug-13		59,661	—	Open
16 Court Street (Libor + 250 bps)	84,731	29,656	2.70%	—	Oct-13		29,656	—	Open
180-182 Broadway (Libor + 275 bps)	76,862	19,600	2.96%	—	Dec-13		19,600	—	Open
West Coast Office Portfolio (mortgage) (Libor + 314 bps)	676,215	243,505	3.35%	20,700	Sep-14		190,055	—	Open
West Coast Office Portfolio (mezzanine) (Libor +950 bps)	65,897	23,730	10.00%	—	Sep-14		23,730	—	Open
747 Madison (Libor + 275 bps)	33,125	11,041	3.00%	—	Oct-14		11,041	—	Open
Meadows (Libor + 575 bps)	57,000	28,500	7.75%	—	Sep-15		28,500	—	Open
3 Columbus Circle (Libor + 210 bps)	245,275	119,939	2.41%	2,320	Apr-16		111,161	—	Open
Mezzanine Debt (Libor + 90 bps)	30,000	15,000	1.10%	—	Jun-16		15,000	—	Open
724 Fifth Avenue (Libor + 235 bps)	120,000	60,000	2.56%	—	Jan-17		60,000	—	Open
10 East 53rd Street (Libor +250 bps)	125,000	68,750	2.71%	—	Feb-17		68,750	—	Mar-14
33 Beekman (Libor + 275 bps)	18,362	8,428	2.96%	—	Aug-17		8,428	—	Open
600 Lexington Avenue (Libor + 200 bps)	123,454	67,900	2.31%	1,554	Oct-17		58,160	—	Open
388/390 Greenwich Street (Libor + 115 bps)	142,297	71,999	1.36%	—	Dec-17		71,999	—	Open
521 Fifth Avenue (Libor + 220 bps)	170,000	85,850	2.41%	—	Nov-19		85,850	—	Open
21 East 66th Street (T + 275 bps)	2,033	656	2.88%	16	Jun-33		640	—	Open
Total Floating Rate Debt/Wtd Avg	2,142,811	940,834	3.00%	24,590			868,851

Total Joint Venture Debt/Wtd Avg	5,364,303	2,199,143	4.17%	27,263			2,127,160

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) The loan went into default in November 2009 due to the non-payment of debt service. The joint venture is in discussions with the special servicer to resolve this default.

Covenants

Revolving Credit Facility Covenants
	Actual	Required
Total Debt / Total Assets	45.8%	Less than 60%
Fixed Charge Coverage	1.8x	Greater than 1.5x

Unsecured Notes Covenants
	Actual	Required
Total Debt / Total Assets	35.0%	Less than 60%
Secured Debt / Total Assets	16.0%	Less than 40%
Debt Service Coverage	2.9x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	430.0%	Greater than 150%

DEBT SUMMARY SCHEDULE - Reckson Operating Partnership Unaudited ($000’s omitted)

Consolidated

	Principal		2013				As-Of
	Outstanding		Principal	Maturity		Due at	Right	Earliest
	3/31/2013	Coupon (1)	Amortization	Date		Maturity	Extension	Prepayment
Fixed rate debt

Secured fixed rate debt
919 Third Avenue	500,000	5.12%	—	Jun-23		450,608	—	Jun-13
	500,000	5.12%	—			450,608

Secured fixed rate debt - Other
609 Partners, LLC	23	5.00%	—	Jul-14		23	—	Open
Preferred Equity Investment	50,000	8.00%	—	Sep-19		50,000	—	Open
	50,023	8.00%	—			50,023

Unsecured fixed rate debt
Unsecured notes	75,898	5.88%	—	Aug-14		75,898	—	Open
Unsecured notes	255,175	6.00%	—	Mar-16		255,308	—	Open
Term loan (swapped)	30,000	3.20%	—	Mar-18		30,000	—	Open
Unsecured notes	249,636	5.00%	—	Aug-18		250,000	—	Open
Unsecured notes	250,000	7.75%	—	Mar-20		250,000	—	Open
Unsecured notes	200,000	4.50%	—	Dec-22		200,000	—	Open
Convertible notes	7	4.00%	—	Jun-25	(2)	7	—	Jun-15
	1,060,716	5.81%	—			1,061,213

Total Fixed Rate Debt/Wtd Avg	1,610,739	5.66%	—			1,561,844

Floating rate debt

Unsecured floating rate debt
Revolving credit facility (Libor + 145 bps)	30,000	1.67%	—	Mar-17		30,000	Mar-18	Open
Term loan (Libor + 165 bps)	370,000	1.87%	—	Mar-18		370,000	—	Open
Total Floating Rate Debt/Wtd Avg	400,000	1.85%	—			400,000

Total Debt/Wtd Avg - Consolidated	2,010,739	4.90%	—			1,961,844

(1) Effective Libor at the quarter end used to determine coupon on floating rate debt. Certain loans are subject to Libor floors.

(2) Notes can be put to the Company, at the option of the holder, on June 15, 2015.

Covenants

Revolving Credit Facility Covenants
	Actual		Required
Total Debt / Total Assets	43.7%		Less than 60%
Fixed Charge Coverage	2.7	x	Greater than 1.5x
Secured Debt / Total Assets	10.4%		Less than 40%
Unsecured Debt / Unencumbered Assets	45.0%		Less than 60%

SUMMARY OF GROUND LEASE ARRANGEMENTS Consolidated ($000’s omitted)

						Deferred
	2013 Scheduled	2014 Scheduled	2015 Scheduled		2016 Scheduled	Land Lease	Year of
Property	Cash Payment	Cash Payment	Cash Payment		Cash Payment	Obligations (1)	Maturity

Operating Leases
625 Madison Avenue	$4,613	$4,613	$4,613		$4,613	$—	2022	(2)
461 Fifth Avenue	2,100	2,100	2,100		2,100	225	2027	(3)
420 Lexington Avenue	10,933	10,933	10,933		10,933	—	2029	(4)
711 Third Avenue	5,250	5,250	5,250		5,354	390	2033	(5)
752 Madison Avenue/19-21 East 65th Street	212	212	212	(6)	212	—	2037
1185 Avenue of the Americas	6,909	6,909	6,909		6,909	—	2043
673 First Avenue	4,682	4,682	4,838		5,149	19,103	2087
1055 Washington Blvd, Stamford	615	615	615		615	—	2090
1080 Amsterdam Avenue	—	100	100		100	32	2111

Total	$35,314	$35,414	$35,570		$35,985	$19,750

Capitalized Lease
673 First Avenue	$1,589	$2,118	$2,189		$2,330	$23,025	2087
1080 Amsterdam Avenue	—	150	150		150	20,379	2111
Total	$1,589	$2,268	$2,339		$2,480	$43,404

(1) Per the balance sheet at  March 31, 2013.

(2) Subject to renewal at the Company’s option through 2054.

(3) The Company has an option to purchase the ground lease for a fixed price on a specific date.

(4) Subject to renewal at the Company’s option through 2080.

(5) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.

(6) Subject to a fair market value rent reset in 2015. The ground lease is subject to renewal at the Company’s option through 2087.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

	Assets	Weighted Average	Weighted Average	Current
	Outstanding	Assets During Quarter	Yield During Quarter	Yield (2)

12/31/2011	$985,942	$961,012	8.20%	8.36%

Debt originations/accretion (1)	$71,967
Preferred Equity originations/accretion	$4,356
Redemptions/Sales/Amortization	$(62,692)
3/31/2012	$999,573	$1,012,386	8.96%	9.65%

Debt originations/accretion (1)	$62,038
Preferred Equity originations/accretion	$20,727
Redemptions/Sales/Amortization (3)	$(100,129)
6/30/2012	$982,209	$1,025,495	9.39%	10.08%

Debt originations/accretion (1)	$208,633
Preferred Equity originations/accretion	$6,232
Redemptions/Sales/Amortization	$(125,433)
9/30/2012	$1,071,641	$1,086,824	9.62%	9.55%

Debt originations/accretion (1)	$282,959
Preferred Equity originations/accretion	$16,028
Redemptions/Sales/Amortization	$(13,425)
12/31/2012	$1,357,203	$1,174,987	9.88%	9.93%

Debt originations/accretion (1)	$202,848
Preferred Equity originations/accretion	$5,723
Redemptions/Sales/Amortization	$(121,940)
3/31/2013	$1,443,834	$1,356,634	10.61%	11.17%

(1) Accretion includes original issue discounts and compounding investment income.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) Included $91,574 of a first mortgage that was reclassified to assets held for sale.

DEBT AND PREFERRED EQUITY INVESTMENTS ($000’s omitted)

			Weighted Average	Weighted Average	Current
Type of Investment	Quarter End Balance (1)	Senior Financing	Exposure PSF	Yield During Quarter	Yield (2)

New York City

Senior Mortgage Debt	$263,270	$0	$1,007	10.53%	10.57%

Junior Mortgage Participation	$223,929	$2,405,317	$443	8.54%	8.85%

Mezzanine Debt	$610,028	$1,668,211	$774	11.41%	11.87%

Preferred Equity	$346,607	$1,533,347	$376	11.03%	11.36%

Balance as of 3/31/13	$1,443,834	$5,606,876	$669	10.61%	11.17%

Current Maturity Profile (3)

(1) Approximately 38.0% of our investments are indexed to LIBOR and are prepayable at dates prior to maturity subject to certain prepayment penalties or fees.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

(3) The weighted maturity is 1.92 years.  Approximately 46.2% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension.

DEBT AND PREFERRED EQUITY INVESTMENTS 10 Largest Investments ($000’s omitted)

	Book Value (1)			Senior		Current
Investment Type	3/31/13	Location	Collateral Type	Financing	Last $ PSF	Yield (2)

Mortgage	$218,270	New York City	Office	—	$672	11.24%
Preferred Equity	212,932	New York City	Office	926,260	$450	9.18%
Mortgage and Mezzanine	132,000	New York City	Office	330,000	$284	9.69%
Preferred Equity	103,437	New York City	Office	480,000	$253	16.14%
Mezzanine Loan	75,000	New York City	Office	775,000	$1,195	17.34%
Mortgage and Mezzanine	73,292	New York City	Office	1,109,000	$1,076	17.44%
Mezzanine Loan	71,119	New York City	Office/Retail	165,000	$1,980	10.04%
Mortgage and Mezzanine	66,937	New York City	Office/Retail	205,000	$393	10.54%
Mezzanine Loan	60,000	New York City	Office	170,000	$337	10.00%
Mezzanine Loan	56,289	New York City	Office	92,711	$281	9.02%

Total	$1,069,276			$4,252,971		11.65%

(1) Net of unamortized fees and discounts.

(2) Calculated based on interest, fees and amortized discount recognized in the last month of the quarter.

SELECTED PROPERTY DATA Manhattan Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store”
51 East 42nd Street	Grand Central	Fee Interest	1	142,000	0	86.9	85.9	87.1	95.5	96.9	6,488,977	1	1	86
100 Church Street	Downtown	Fee Interest	1	1,047,500	4	81.8	81.8	81.8	81.8	81.8	32,352,006	4	3	15
110 East 42nd Street	Grand Central	Fee Interest	1	205,000	1	84.9	81.6	77.7	77.7	78.7	8,384,520	1	1	22
120 West 45th Street	Midtown	Fee Interest	1	440,000	1	74.0	79.5	81.5	86.0	86.0	17,156,976	2	1	24
125 Park Avenue	Grand Central	Fee Interest	1	604,245	2	77.6	73.1	73.8	73.8	70.0	26,368,992	3	2	18
180 Maiden Lane (1)	Financial East	Fee Interest	1	1,090,000	4	97.7	97.7	97.7	97.7	97.7	53,207,262		2	5
220 East 42nd Street	Grand Central	Fee Interest	1	1,135,000	4	94.9	94.9	94.9	94.8	94.6	48,361,995	5	4	31
317 Madison Avenue	Grand Central	Fee Interest	1	450,000	2	81.7	81.3	80.2	80.6	85.1	20,519,920	2	2	72
333 West 34th Street	Penn Station	Fee Interest	1	345,400	1	100.0	100.0	90.2	90.2	90.2	14,766,202	2	1	4
420 Lexington Ave (Graybar)	Grand Central North	Leasehold Interest	1	1,188,000	4	92.1	92.5	90.5	89.6	90.9	65,232,120	7	6	232
461 Fifth Avenue (2)	Midtown	Leasehold Interest	1	200,000	1	99.4	99.4	95.9	98.8	98.8	15,969,731	2	1	14
485 Lexington Avenue	Grand Central North	Fee Interest	1	921,000	3	100.0	100.0	99.1	94.1	90.8	53,931,396	6	5	24
555 West 57th Street	Midtown West	Fee Interest	1	941,000	3	99.2	99.2	99.2	99.2	99.2	33,671,052	4	3	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	1	160,000	1	85.8	85.2	85.2	85.2	84.7	13,592,676	1	1	10
625 Madison Avenue	Plaza District	Leasehold Interest	1	563,000	2	93.1	94.5	93.8	94.5	94.5	47,683,188	5	4	22
673 First Avenue	Grand Central South	Leasehold Interest	1	422,000	1	100.0	100.0	99.4	99.7	99.7	20,733,900	2	2	8
711 Third Avenue (3)	Grand Central North	Leasehold Interest	1	524,000	2	88.4	86.3	86.3	87.5	87.5	25,775,091	3	2	16
750 Third Avenue	Grand Central North	Fee Interest	1	780,000	3	96.1	97.5	98.0	97.9	97.9	41,075,436	4	4	30
810 Seventh Avenue	Times Square	Fee Interest	1	692,000	2	87.6	87.6	86.0	85.5	86.4	38,065,860	4	3	39
919 Third Avenue (4)	Grand Central North	Fee Interest	1	1,454,000	5	96.9	96.9	96.9	96.9	96.9	86,400,945		4	13
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1	1,062,000	4	97.6	97.6	95.2	95.2	99.9	76,218,180	8	7	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	1	562,000	2	97.0	97.0	94.8	97.8	97.8	37,102,308	4	3	37
1515 Broadway	Times Square	Fee Interest	1	1,750,000	6	100.0	100.0	100.0	100.0	100.0	106,794,216	12	9	12
1 Madison Avenue	Park Avenue South	Fee Interest	1	1,176,900	4	100.0	98.7	98.7	98.7	99.8	67,572,816	7	6	2
331 Madison Avenue	Grand Central	Fee Interest	1	114,900	0	84.2	84.2	86.6	97.4	96.9	4,297,776	0	0	16

Subtotal / Weighted Average			25	17,969,945	60%	93.9%	93.8%	93.1%	93.2%	93.5%	$961,723,542	90%	78%	782

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	1	215,000	1	93.6	95.8	95.8	95.8	N/A	10,321,788	1	1	15
641 Sixth Avenue	Midtown South	Fee Interest	1	163,000	1	92.1	92.1	92.1	N/A	N/A	7,997,329	1	1	8

Subtotal / Weighted Average			2	378,000	1%	92.9%	94.2%	94.2%	95.8%	—	$18,319,117	2%	2%	23

Total / Weighted Average Manhattan Consolidated Properties			27	18,347,945	62%	93.8%	93.8%	93.1%	93.2%	93.5%	$980,042,659	91%	79%	805

UNCONSOLIDATED PROPERTIES
“Same Store”
100 Park Avenue - 50%	Grand Central South	Fee Interest	1	834,000	3	94.6	94.6	95.1	95.2	95.0	52,099,062		2	36
388 & 390 Greenwich Street - 50.6%	Downtown	Fee Interest	2	2,635,000	9	100.0	100.0	100.0	100.0	100.0	109,811,160		5	1
600 Lexington Avenue - 55%	East Side	Fee Interest	1	303,515	1	66.7	73.7	79.0	70.4	72.6	15,976,836		1	27
800 Third Avenue - 42.95%	Grand Central North	Fee Interest	1	526,000	2	87.9	87.1	87.1	86.3	84.2	26,669,676		1	35
1745 Broadway - 32.3%	Midtown	Fee Interest	1	674,000	2	100.0	100.0	100.0	100.0	100.0	35,285,208		1	1

Subtotal / Weighted Average			6	4,972,515	17%	95.8%	96.1%	96.5%	95.9%	95.8%	$239,841,942		10%	100

“Non Same Store”
10 East 53rd Street - 55%	Plaza District	Fee Interest	1	354,300	1	90.0	90.0	90.6	91.9	91.9	18,790,248		1	17
315 West 36th Street - 35.5%	Times Square South	Fee Interest	1	147,619	0	99.2	99.2	N/A	N/A	N/A	3,903,334		0	6
521 Fifth Avenue - 50.5%	Grand Central	Fee Interest	1	460,000	2	92.8	85.2	85.6	88.7	90.9	23,486,664		1	41

Subtotal / Weighted Average			3	961,919	3%	92.7%	89.1%	87.8%	90.1%	91.3%	$46,180,246		2%	64

Total / Weighted Average Unconsolidated Properties			9	5,934,434	20%	95.3%	95.0%	95.3%	95.1%	95.2%	$286,022,188		12%	164

Manhattan Grand Total / Weighted Average			36	24,282,379	82%	94.2%	94.1%	93.7%	93.7%	93.9%	$1,266,064,847			969
Manhattan Grand Total - SLG share of Annualized Rent											$1,047,879,956		91%
Manhattan Same Store Occupancy % - Combined				22,942,460	94%	94.3%	94.3%	93.9%	93.8%	94.0%

Portfolio Grand Total			67	29,721,879	100%	91.6%	91.7%	91.4%	91.6%	91.9%	$1,397,686,943			1,403
Portfolio Grand Total - SLG Share of Annualized Rent											$1,145,272,419		100%

(1) SL Green holds a 49.9% interest in this consolidated joint venture asset.

(2) SL Green holds an option to acquire the fee interest.

(3) SL Green owns 50% of the fee interest.

(4) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Suburban Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Cash Rent ($’s)	100%	SLG	Tenants

CONSOLIDATED PROPERTIES
“Same Store” Westchester, NY
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	74.9	74.9	74.9	74.9	74.9	1,641,972	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	47.0	47.0	47.0	80.3	80.3	1,328,724	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	63.3	63.3	70.8	78.7	78.7	1,674,168	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	59.4	59.4	59.4	59.4	59.4	1,591,476	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	80.5	79.8	79.2	79.2	79.2	1,893,168	0	0	8
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	1	90,000	0	88.0	71.2	78.2	78.2	78.2	2,306,376	0	0	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	1	180,000	1	75.4	72.5	72.5	72.5	73.6	2,987,100	0	0	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	1	178,000	1	70.9	86.0	86.0	86.0	85.5	2,465,340	0	0	10
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	250,000	1	70.7	70.7	70.7	69.5	69.5	4,185,312	0	0	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	245,000	1	66.6	87.5	87.5	87.5	87.5	4,945,572	1	0	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	1	228,000	1	89.5	76.9	76.9	76.9	76.9	4,763,748	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	1	130,100	0	89.5	95.3	95.3	95.3	95.3	3,780,888	0	0	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	1	384,000	1	88.7	94.3	94.3	94.3	94.3	11,883,240	1	1	16
Westchester, NY Subtotal/Weighted Average			13	2,135,100	8%	76.6%	79.2%	79.8%	81.4%	81.5%	$45,447,084	5%	5%	93

“Same Store” Connecticut
1 Landmark Square	Stamford, Connecticut	Fee Interest	1	312,000	1	96.0	97.8	93.9	94.9	95.2	8,981,784	1	1	58
2 Landmark Square	Stamford, Connecticut	Fee Interest	1	46,000	0	69.0	69.0	66.6	66.6	66.6	785,436	0	0	9
3 Landmark Square	Stamford, Connecticut	Fee Interest	1	130,000	0	60.4	54.6	54.6	54.6	54.6	2,397,168	0	0	14
4 Landmark Square	Stamford, Connecticut	Fee Interest	1	105,000	0	77.7	76.6	72.7	72.7	72.7	2,456,364	0	0	10
5 Landmark Square	Stamford, Connecticut	Fee Interest	1	61,000	0	99.5	99.5	99.5	99.5	99.5	935,124	0	0	11
6 Landmark Square	Stamford, Connecticut	Fee Interest	1	172,000	1	83.4	83.4	87.1	87.1	87.1	3,617,832	0	0	5
7 Landmark Square	Stamford, Connecticut	Fee Interest	1	36,800	0	76.9	10.8	10.8	10.8	10.8	313,536	0	0	1
680 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	133,000	0	76.5	74.6	74.6	88.5	88.5	4,171,536		0	8
750 Washington Boulevard (1)	Stamford, Connecticut	Fee Interest	1	192,000	1	93.6	93.6	93.6	93.6	93.6	6,491,580		0	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	1	182,000	1	86.0	86.0	78.7	79.7	81.0	5,880,420	1	1	21
300 Main Street	Stamford, Connecticut	Fee Interest	1	130,000	0	81.5	86.4	86.4	84.9	88.8	1,548,432	0	0	19
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	1	143,400	0	60.9	60.9	60.9	53.6	51.5	2,814,444	0	0	17
500 West Putnam Avenue	Greenwich, Connecticut	Fee Interest	1	121,500	0	55.1	55.1	55.1	51.3	51.3	2,936,460	0	0	10
Connecticut Subtotal/Weighted Average			13	1,764,700	5%	80.6%	80.7%	79.3%	79.7%	80.0%	$43,330,116	4%	3%	191

Total / Weighted Average Consolidated Properties			26	3,899,800	13%	78.4%	79.9%	79.6%	80.6%	80.8%	$88,777,200	9%	8%	284

UNCONSOLIDATED PROPERTIES
“Same Store”
The Meadows - 50%	Rutherford, New Jersey	Fee Interest	2	582,100	2	79.4	79.7	82.2	80.8	80.8	12,510,072		1	54
16 Court Street - 35%	Brooklyn, New York	Fee Interest	1	317,600	1	84.5	84.0	83.7	81.1	87.4	9,764,712		0	63
Jericho Plaza - 20.26%	Jericho, New York	Fee Interest	2	640,000	2	89.6	89.6	91.2	95.2	95.2	20,570,112		0	33
Total / Weighted Average Unconsolidated Properties			5	1,539,700	5%	84.7%	84.7%	86.2%	86.9%	88.2%	$42,844,896		1%	150

Suburban Grand Total / Weighted Average			31	5,439,500	18%	80.2%	81.3%	81.5%	82.4%	82.9%	$131,622,096			434
Suburban Grand Total - SLG share of Annualized Rent											$97,392,463		9%
Suburban Same Store Occupancy % - Combined				5,439,500	100%	80.2%	81.3%	81.5%	82.4%	82.9%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

SELECTED PROPERTY DATA Retail, Development Land & West Coast Properties

			# of	Useable	% of Total	Occupancy (%)					Annualized	Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Cash Rent ($’s)	Cash Rent (SLG%)	Book Value	Tenants

“Same Store” Retail
1604 Broadway - 63%	Times Square	Leasehold Interest	1	29,876	6	23.7	23.7	23.7	23.7	23.7	2,001,902	4	7,490,827	2
11 West 34th Street - 30%	Herald Square/Penn Station	Fee Interest	1	17,150	4	100.0	100.0	100.0	100.0	100.0	2,231,736	2	15,482,405	1
21-25 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	30,100	6	100.0	100.0	100.0	100.0	100.0	7,866,780	13	23,349,965	1
27-29 West 34th Street - 50%	Herald Square/Penn Station	Fee Interest	1	15,600	3	100.0	100.0	100.0	100.0	100.0	4,644,816	8	47,792,460	2
717 Fifth Avenue - 10.92%	Midtown/Plaza District	Fee Interest	1	119,550	26	89.4	89.4	89.4	89.4	89.4	34,445,052	12	279,966,857	7
Williamsburg Terrace	Brooklyn, NY	Fee Interest	1	52,000	11	100.0	100.0	100.0	100.0	100.0	1,552,812	5	16,357,696	3
Subtotal/Weighted Average			6	264,276	57%	86.6%	86.6%	86.6%	86.6%	86.6%	$52,743,098	45%	$390,440,209	16

“Non Same Store” Retail
19-21 East 65th Street - 80%	Plaza District	Leasehold Interest	2	23,610	5	100.0	100.0	100.0	100.0	100.0	1,463,667	4	7,534,091	8
21 East 66th Street - 32.28%	Plaza District	Fee Interest	1	16,736	4	100.0	100.0	N/A	N/A	N/A	3,282,000	4	83,425,111	1
131-137 Spring Street	Soho	Fee Interest	2	68,342	15	100.0	100.0	N/A	N/A	N/A	4,567,104	15	123,050,000	12
724 Fifth Avenue - 50%	Plaza District	Fee Interest	1	65,010	14	84.7	84.7	84.7	91.6	92.9	11,859,276	20	223,895,842	8
752 Madison Avenue - 80%	Plaza District	Leasehold Interest	1	21,124	5	100.0	100.0	100.0	100.0	100.0	3,529,320	9	7,131,361	1
762 Madison Avenue - 80%	Plaza District	Fee Interest	1	6,109	1	100.0	100.0	100.0	100.0	100.0	1,324,776	4	16,625,566	5
Subtotal/Weighted Average			8	200,931	43%	95.1%	95.1%	91.4%	95.3%	96.0%	$26,026,143	55%	$461,661,971	35

Total / Weighted Average Retail Properties			14	465,207	100%	90.3%	90.3%	88.1%	89.2%	89.5%	$78,769,241	100%	$852,102,180	51

Development
125 Chubb Way	Lyndhurst, NJ	Fee Interest	1	278,000	11	57.1	57.1	57.1	57.1	57.1	3,562,656	7	55,059,794	3
150 Grand Street	White Plains, NY	Fee Interest	1	85,000	3	31.3	33.0	33.0	33.0	26.4	692,784	1	16,957,658	15
7 Renaissance Square - 50%	White Plains, NY	Fee Interest	1	65,641	3	40.3	29.2	8.1	8.1	—	851,016	1	5,600,614	3
180-182 Broadway - 25.5%	Cast Iron / Soho	Fee Interest	2	156,086	6	—	—	—	—	—	—	—	114,904,869	—
33 Beekman Street - 45.9%	Downtown	Fee Interest	1	—	—	—	—	—	N/A	N/A	—	—	35,268,183	—
3 Columbus Circle - 48.9%	Columbus Circle	Fee Interest	1	530,981	21	61.8	51.6	28.3	14.4	15.7	28,071,070	29	558,565,898	14
280 Park Avenue - 49.5%	Park Avenue	Fee Interest	1	1,219,158	47	54.9	55.0	55.9	54.0	55.1	58,651,908	61	1,052,187,848	29
635 Sixth Avenue	Midtown South	Fee Interest	1	104,000	4	—	—	—	N/A	N/A	—	—	63,122,896	—
747 Madison Avenue - 33.33%	Plaza District	Fee Interest	1	10,000	0	—	—	—	100.0	100.0	—	—	71,275,653	—
985-987 Third Avenue	Upper East Side	Fee Interest	2	13,678	1	—	—	N/A	N/A	N/A	—	—	18,067,636	—
1080 Amsterdam - 87.5%	Upper West Side	Leasehold Interest	1	82,250	3	2.2	2.2	N/A	N/A	N/A	146,475	0	28,930,433	1
1552-1560 Broadway - 50%	Times Square	Fee Interest	2	35,897	1	23.3	23.3	23.3	59.7	59.7	—	—	196,370,566	1
Total / Weighted Average Development Properties			15	2,580,691	100	47.3%	45.0%	40.0%	37.2%	37.5%	$91,975,909	100%	$2,216,312,048	66

“Same Store” Land
2 Herald Square (1)	Herald Square/Penn Station	Fee Interest	1	354,400	37	100.0	100.0	100.0	100.0	100.0	11,250,000	42	229,336,692
885 Third Avenue (1)	Midtown/Plaza District	Fee Interest	1	607,000	63	100.0	100.0	100.0	100.0	100.0	15,850,000	58	329,943,115
Total / Weighted Average Land			2	961,400	100%	100.0%	100.0%	100.0%	100.0%	100.0%	$27,100,000	100%	$559,279,807

West Coast
West Coast Office Portfolio - 27.63%		Fee Interest	59	4,473,603	100	77.0	76.9	76.3	N/A	N/A	94,623,064	100	869,773,950
Total / Weighted Average California Properties			59	4,473,603	100%	77.0%	76.9%	76.3%	—	—	$94,623,064	100%	$869,773,950

Residential Properties

			# of	Useable		Occupancy (%)					Average Monthly	Annualized	Gross Total
Properties	SubMarket	Ownership	Bldgs	Sq. Feet	Total Units	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Rent Per Unit ($’s)	Cash Rent ($’s)	Book Value

400 East 57th Street - 80%	Upper East Side	Fee Interest	1	290,482	259	94.6	91.9	95.4	96.9	95.0	2,783	9,813,131	113,742,927
400 East 58th Street - 80%	Upper East Side	Fee Interest	1	140,000	125	96.8	97.6	97.6	94.4	96.0	2,862	4,639,637	49,843,566
248-252 Bedford Avenue - 90%	Brooklyn, NY	Fee Interest	1	66,611	84	—	N/A	N/A	N/A	N/A	—	—	54,900,000
Total / Weighted Average Residential Properties			3	497,093	468	78.2%	93.8%	96.1%	96.1%	95.3%	$2,305	$14,452,769	$218,486,493

(1) Subject to long-term, third party net operating leases.

SELECTED PROPERTY DATA Manhattan Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Cash Rent ($’s)	100%	SLG	Tenants
CONSOLIDATED PROPERTIES
“Same Store”
110 East 42nd Street	Grand Central	Fee Interest	205,000	2	84.9	81.6	77.7	77.7	78.7	8,384,520	2	2	22
333 West 34th Street	Penn Station	Fee Interest	345,400	3	100.0	100.0	90.2	90.2	90.2	14,766,202	4	4	4
461 Fifth Avenue	Midtown	Leasehold Interest	200,000	2	99.4	99.4	95.9	98.8	98.8	15,969,731	4	4	14
555 West 57th Street	Midtown West	Fee Interest	941,000	9	99.2	99.2	99.2	99.2	99.2	33,671,052	9	8	11
609 Fifth Avenue	Rockefeller Center	Fee Interest	160,000	2	85.8	85.2	85.2	85.2	84.7	13,592,676	4	3	10
673 First Avenue	Grand Central South	Leasehold Interest	422,000	4	100.0	100.0	99.4	99.7	99.7	20,733,900	6	5	8
750 Third Avenue	Grand Central North	Fee Interest	780,000	8	96.1	97.5	98.0	97.9	97.9	41,075,436	11	10	30
810 Seventh Avenue	Times Square	Fee Interest	692,000	7	87.6	87.6	86.0	85.5	86.4	38,065,860	10	9	39
919 Third Avenue	Grand Central North	Fee Interest (1)	1,454,000	15	96.9	96.9	96.9	96.9	96.9	86,400,945		10	13
1185 Avenue of the Americas	Rockefeller Center	Leasehold Interest	1,062,000	11	97.6	97.6	95.2	95.2	99.9	76,218,180	20	18	19
1350 Avenue of the Americas	Rockefeller Center	Fee Interest	562,000	6	97.0	97.0	94.8	97.8	97.8	37,102,308	10	9	37

Subtotal / Weighted Average			6,823,400	68%	96.1%	96.2%	94.8%	95.0%	95.9%	$385,980,810	81%	82%	207

“Non Same Store”
304 Park Avenue South	Midtown South	Fee Interest	215,000	2	93.6	95.8	95.8	95.8	N/A	10,321,788	3	2	15
641 Sixth Avenue	Midtown South	Fee Interest	163,000	2	92.1	92.1	92.1	N/A	N/A	7,997,329	2	2	8

Subtotal / Weighted Average			378,000	4%	92.9%	94.2%	94.2%	95.8%	—	$18,319,117	5%	4%	23

Grand Total / Weighted Average			7,201,400	72%	95.9%	96.0%	94.7%	95.1%	95.9%	$404,299,927	85%		230
Grand Total - SLG share of Annualized Rent										$361,963,464		86%

Suburban Properties - Reckson Portfolio

CONSOLIDATED PROPERTIES
“Same Store”
1100 King Street - 1 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	74.9	74.9	74.9	74.9	74.9	1,641,972	0	0	1
1100 King Street - 2 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	47.0	47.0	47.0	80.3	80.3	1,328,724	0	0	3
1100 King Street - 3 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	63.3	63.3	70.8	78.7	78.7	1,674,168	0	0	2
1100 King Street - 4 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	59.4	59.4	59.4	59.4	59.4	1,591,476	0	0	7
1100 King Street - 5 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	80.5	79.8	79.2	79.2	79.2	1,893,168	1	0	8
1100 King Street - 6 Int’l Drive	Rye Brook, Westchester	Fee Interest	90,000	1	88.0	71.2	78.2	78.2	78.2	2,306,376	1	1	3
520 White Plains Road	Tarrytown, Westchester	Fee Interest	180,000	2	75.4	72.5	72.5	72.5	73.6	2,987,100	1	1	8
115-117 Stevens Avenue	Valhalla, Westchester	Fee Interest	178,000	2	70.9	86.0	86.0	86.0	85.5	2,465,340	1	1	10
100 Summit Lake Drive	Valhalla, Westchester	Fee Interest	250,000	3	70.7	70.7	70.7	69.5	69.5	4,185,312	1	1	10
200 Summit Lake Drive	Valhalla, Westchester	Fee Interest	245,000	2	66.6	87.5	87.5	87.5	87.5	4,945,572	1	1	7
500 Summit Lake Drive	Valhalla, Westchester	Fee Interest	228,000	2	89.5	76.9	76.9	76.9	76.9	4,763,748	1	1	6
140 Grand Street	White Plains, Westchester	Fee Interest	130,100	1	89.5	95.3	95.3	95.3	95.3	3,780,888	1	1	12
360 Hamilton Avenue	White Plains, Westchester	Fee Interest	384,000	4	88.7	94.3	94.3	94.3	94.3	11,883,240	3	3	16
680 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	133,000	1	76.5	74.6	74.6	88.5	88.5	4,171,536		1	8
750 Washington Boulevard	Stamford, Connecticut	Fee Interest (1)	192,000	2	93.6	93.6	93.6	93.6	93.6	6,491,580		1	8
1055 Washington Boulevard	Stamford, Connecticut	Leasehold Interest	182,000	2	86.0	86.0	78.7	79.7	81.0	5,880,420	2	1	21
1010 Washington Boulevard	Stamford, Connecticut	Fee Interest	143,400	1	60.9	60.9	60.9	53.6	51.5	2,814,444	1	1	17

Total / Weighted Average Consolidated Properties			2,785,500	28%	77.5%	79.5%	79.5%	81.1%	81.1%	$64,805,064	15%	14%	147

Grand Total / Weighted Average			2,785,500	28%	77.5%	79.5%	79.5%	81.1%	81.1%	$64,805,064			147
Grand Total - SLG share of Annualized Rent										$59,580,137		14%

Reckson Portfolio Grand Total			9,986,900	100%	90.8%	91.4%	90.4%	91.1%	91.6%	$469,104,991			377
Portfolio Grand Total - SLG Share of Annualized Rent										$421,543,601	100%	100%

(1) SL Green holds a 51% interest in this consolidated joint venture asset.

Development Properties - Reckson Portfolio

			Useable	% of Total	Occupancy (%)					Annualized	Gross Total	Total
Properties	SubMarket	Ownership	Sq. Feet	Sq. Feet	Mar-13	Dec-12	Sep-12	Jun-12	Mar-12	Cash Rent ($’s)	Book Value	Tenants
“Non Same Store”
635 Sixth Avenue	Midtown South	Fee Interest	104,000	100	—	—	—	—	—	—	63,122,896	—
Total Development Properties			104,000	100%	0.0%	0.0%	0.0%	0.0%	0.0%	$—	$63,122,896	—

LARGEST TENANTS BY SQUARE FEET LEASED Manhattan and Suburban Properties

									% of
							% of	SLG Share of	SLG Share of	S&P
		Lease	Total	Annualized		PSF	Annualized	Annualized	Annualized	Credit
Tenant Name	Property	Expiration	Square Feet	Cash Rent ($)		Annualized	Cash Rent	Cash Rent($)	Cash Rent	Rating

Citigroup, N.A.	388 & 390 Greenwich Street, 485 Lexington Avenue, 750 Third Avenue, 800 Third Avenue, 750 Washington Blvd	Various	3,023,423	$130,329,265	(1)	$43.11	9.3%	$74,076,586	6.5%	A-
Viacom International, Inc.	1515 Broadway	2031	1,271,881	80,103,470		$62.98	5.7%	80,103,470	7.0%	BBB+
Credit Suisse Securities (USA), Inc.	1 Madison Avenue & 280 Park Avenue	2014 & 2020	1,238,829	72,425,397		$58.46	5.2%	69,026,467	6.0%	A+
AIG Employee Services, Inc.	180 Maiden Lane	2014	803,222	42,207,044		$52.55	3.0%	21,069,757	1.8%	A-
Random House, Inc.	1745 Broadway	2018 & 2023	644,598	35,285,208		$54.74	2.5%	11,383,008	1.0%	BBB+
Debevoise & Plimpton, LLP	919 Third Avenue	2021	619,353	41,346,315		$66.76	3.0%	21,086,621	1.8%
Omnicom Group, Inc.	220 East 42nd Street & 420 Lexington Avenue	2017	494,476	20,213,568		$40.88	1.4%	20,213,568	1.8%	BBB+
The City of New York	16 Court Street & 100 Church Street	2014, 2017 & 2034	341,903	14,283,746		$41.78	1.0%	13,307,712	1.2%
Advance Magazine Group, Fairchild Publications	750 Third Avenue & 485 Lexington Avenue	2021	339,195	14,966,108		$44.12	1.1%	14,966,108	1.3%
Ralph Lauren Corporation	625 Madison Avenue	2019	330,486	21,981,723		$66.51	1.6%	21,981,723	1.9%	A-
Harper Collins Publishers LLC	1350 Avenue of the Americas & 10 East 53rd Street	2014 & 2020	289,534	16,019,307		$55.33	1.1%	10,401,355	0.9%
C.B.S. Broadcasting, Inc.	555 West 57th Street	2023	282,385	10,761,937		$38.11	0.8%	10,761,937	0.9%	BBB
Schulte, Roth & Zabel LLP	919 Third Avenue	2021	263,186	16,159,835		$61.40	1.2%	8,241,516	0.7%
The Metropolitan Transportation Authority	333 West 34th Street & 420 Lexington Avenue	2016 & 2021	242,663	8,810,837		$36.31	0.6%	8,810,837	0.8%
New York Presbyterian Hospital	673 First Avenue	2021	232,772	10,452,722		$44.91	0.7%	10,452,722	0.9%
HF Management Services LLC	100 Church Street	2032	230,394	6,960,346		$30.21	0.5%	6,960,346	0.6%
BMW of Manhattan	555 West 57th Street	2022	227,782	5,828,400		$25.59	0.4%	5,828,400	0.5%
Stroock, Stroock & Lavan LLP	180 Maiden Lane	2023	223,434	9,964,354		$44.60	0.7%	4,974,205	0.4%
The Travelers Indemnity Company	485 Lexington Avenue & 2 Jericho Plaza	2015 & 2016	213,456	10,827,225		$50.72	0.8%	9,757,683	0.9%	AA
The City University of New York - CUNY	555 West 57th Street & 16 Court Street	2013, 2015 & 2030	207,136	7,562,503		$36.51	0.5%	7,044,813	0.6%
Amerada Hess Corp.	1185 Avenue of the Americas	2027	181,569	12,419,757		$68.40	0.9%	12,419,757	1.1%	BBB
Verizon	120 West 45th Street, 1100 King Street Bldg 1, 1 Landmark Square, 2 Landmark Square & 500 Summit Lake Drive	Various	179,482	8,044,080		$44.82	0.6%	8,044,080	0.7%	A-
United Nations	220 East 42nd Street	2014, 2017, 2021 & 2022	169,137	7,759,484		$45.88	0.6%	7,759,484	0.7%
Fuji Color Processing Inc.	200 Summit Lake Drive	2019	165,880	3,777,924		$22.78	0.3%	3,777,924	0.3%	AA-
News America Incorporated	1185 Avenue of the Americas	2020	161,722	13,418,510		$82.97	1.0%	13,418,510	1.2%	BBB+
King & Spalding	1185 Avenue of the Americas	2025	159,943	9,802,433		$61.29	0.7%	9,802,433	0.9%
New York Hospitals Center/Mount Sinai	625 Madison Avenue & 673 First Avenue	2016, 2021 & 2026	157,433	8,122,573		$51.59	0.6%	8,122,573	0.7%
National Hockey League	1185 Avenue of the Americas	2022	148,217	12,230,307		$82.52	0.9%	12,230,307	1.1%
Banque National De Paris	919 Third Avenue	2016	145,834	9,376,452		$64.30	0.7%	4,781,991	0.4%
The Segal Company (Eastern States), Inc.	333 West 34th Street	2025	144,307	7,835,275		$54.30	0.6%	3,995,990	0.3%

Total			13,133,632	$669,276,108	(1)	$50.96	47.9%	$514,801,884	45.0%

Portfolio Grand Total			29,721,879	$1,397,686,943	(1)	$47.03		$1,145,272,419

(1) - Reflects the net rent of $41.68 PSF for the 388-390 Greenwich Street lease.  If this lease were included on a gross basis, Citigroup’s total  PSF annualized rent would be $59.52.

Total PSF annualized rent for the largest tenants would be $54.74 and Total PSF annualized rent for the Wholly Owned Portfolio + Allocated JV properties would be $48.70.

TENANT DIVERSIFICATION Manhattan and Suburban Properties

Based on SLG Share of Base Rental Revenue

Leasing Activity - Manhattan Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/12			1,438,147

Space which became available during the Quarter (2):
Office
	1 Madison Avenue	2	23,738	23,738	$56.35
	51 East 42nd Street	10	10,499	10,674	$56.38
	110 East 42nd Street	1	2,293	2,293	$48.00
	120 West 45th Street	1	41,464	42,867	$94.39
	220 East 42nd Street	1	2,495	2,753	$51.00
	304 Park Avenue South	2	4,783	4,852	$41.53
	317 Madison Avenue	5	8,800	9,914	$49.99
	420 Lexington Avenue	8	31,123	41,854	$56.32
	600 Lexington Avenue	2	21,094	19,616	$63.83
	625 Madison Avenue	1	7,900	7,900	$70.82
	750 Third Avenue	1	10,167	10,167	$59.83
	1350 Avenue of the Americas	3	17,051	17,123	$61.95
	Total/Weighted Average	37	181,407	193,751	$65.92

Retail
	220 East 42nd Street	1	4,162	4,162	$56.62
	711 Third Avenue	1	9,000	10,388	$38.56
	Total/Weighted Average	2	13,162	14,550	$43.73

Storage
	420 Lexington Avenue	2	332	348	$25.00
	750 Third Avenue	1	728	728	$25.00
	Total/Weighted Average	3	1,060	1,076	$25.00

	Total Space which became available during the Quarter
	Office	37	181,407	193,751	$65.92
	Retail	2	13,162	14,550	$43.73
	Storage	3	1,060	1,076	$25.00
		42	195,629	209,377	$64.16

	Total Available Space		1,633,776

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Manhattan Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,633,776

Office
	1 Madison Avenue	1	7.7	38,773	36,823	$51.00	$54.73	$45.00	5.8
	51 East 42nd Street	9	5.6	11,877	14,188	$42.03	$—	$3.12	0.9
	110 East 42nd Street	3	7.8	9,041	9,235	$49.86	$45.31	$61.67	3.7
	120 West 45th Street	2	2.2	17,390	18,677	$57.93	$94.39	$0.49	1.3
	125 Park Avenue	1	10.0	26,953	30,679	$53.00	$—	$108.00	6.0
	220 East 42nd Street	1	9.2	6,991	8,945	$40.00	$—	$82.51	8.0
	317 Madison Avenue	5	1.3	10,503	12,602	$39.14	$—	$2.01	—
	420 Lexington Avenue	13	6.2	26,555	34,705	$44.83	$49.38	$42.77	1.7
	521 Fifth Avenue	2	13.9	34,788	35,537	$47.18	$46.57	$59.60	9.1
	609 Fifth Avenue	1	3.1	917	977	$72.00	$—	$—	1.0
	711 Third Avenue	1	5.0	4,740	4,727	$50.00	$—	$65.17	2.0
	800 Third Avenue	1	7.0	4,443	4,667	$57.00	$—	$25.00	4.0
	1350 Avenue of the Americas	2	3.3	17,086	17,444	$69.80	$53.43	$12.98	0.8
	Total/Weighted Average	42	7.4	210,057	229,206	$50.25	$57.58	$46.29	4.2

Retail
	711 Third Avenue	1	20.5	15,000	17,921	$86.49	$78.18	$14.42	6.0
	Total/Weighted Average	1	20.5	15,000	17,921	$86.49	$78.18	$14.42	6.0

Storage
	521 Fifth Avenue	1	2.3	239	239	$25.00	$—	$—	—
	Total/Weighted Average	1	2.3	239	239	$25.00	$—	$—	—

Leased Space
	Office (3)	42	7.4	210,057	229,206	$50.25	$57.58	$46.29	4.2
	Retail	1	20.5	15,000	17,921	$86.49	$78.18	$14.42	6.0
	Storage	1	2.3	239	239	$25.00	$—	$—	—
	Total	44	8.4	225,296	247,366	$52.85	$60.72	$43.94	4.3

Total Available Space as of 3/31/13				1,408,480

Early Renewals
Office
	100 Park Avenue	1	6.3	40,542	43,294	$58.50	$43.26	$10.00	3.0
	120 West 45th Street	1	10.0	9,711	10,093	$75.00	$85.33	$—	—
	220 East 42nd Street	2	1.6	76,868	81,047	$52.46	$45.51	$—	—
	420 Lexington Avenue	5	3.2	6,390	8,620	$51.24	$53.96	$2.85	0.7
	461 Fifth Avenue	1	10.3	10,595	11,232	$69.00	$61.79	$20.00	3.0
	521 Fifth Avenue	2	10.5	12,476	13,160	$62.50	$44.46	$20.00	4.5
	750 Third Avenue	1	3.0	129,286	139,449	$59.81	$59.81	$—	—
	Total/Weighted Average	13	3.9	285,868	306,895	$58.39	$53.79	$3.08	0.7

Retail
	125 Park Avenue	1	5.0	7,398	12,201	$184.48	$92.78	$—	—
	750 Third Avenue	1	0.4	4,412	4,412	$61.00	$61.44	$—	—
	Total/Weighted Average	2	3.8	11,810	16,613	$151.69	$84.46	$—	—

Storage
	461 Fifth Avenue	1	10.3	1,971	2,699	$25.00	21.43	$—	—
	521 Fifth Avenue	1	10.3	126	126	$25.00	20.00	$—	—
	750 Third Avenue	1	3.0	2,093	2,093	$29.50	$29.50	$—	—
	Total/Weighted Average	3	7.2	4,190	4,918	$26.92	$24.83	$—	—

Renewals
	Early Renewals Office	13	3.9	285,868	306,895	$58.39	$53.79	$3.08	0.7
	Early Renewals Retail	2	3.8	11,810	16,613	$151.69	$84.46	$—	—
	Early Renewals Storage	3	7.2	4,190	4,918	$26.92	$24.83	$—	—
	Total	18	4.0	301,868	328,426	$62.64	$54.91	$2.88	0.7

(1) Annual initial base rent.

(2) Escalated rent is calculated as total annual income less electric charges.

(3) Average starting office rent excluding new tenants replacing vacancies is $52.96/rsf for 99,460 rentable SF.

Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $57.06/rsf for 406,355 rentable SF.

Leasing Activity - Suburban Operating Properties

Available Space

Activity	Building Address	# of Leases	Useable SF	Rentable SF	Escalated Rent/Rentable SF ($’s)(1)

Vacancy at 12/31/12			1,106,957

Space which became available during the Quarter (2):
Office
	520 White Plains Road	1	2,376	2,376	$29.63
	115-117 Stevens Avenue	3	27,502	27,502	$26.63
	200 Summit Lake Drive	1	51,296	51,296	$29.90
	140 Grand Street	5	21,900	21,900	$38.39
	360 Hamilton Avenue	3	31,712	31,712	$39.78
	1 Landmark Square	4	9,153	9,153	$35.20
	2 Landmark Square	1	1,108	1,108	$33.42
	300 Main Street	3	10,378	10,378	$20.71
	1010 Washington Boulevard	1	642	642	$25.00
	The Meadows	2	3,917	3,917	$30.57
	16 Court Street	5	7,679	7,701	$37.07
	Total/Weighted Average	29	167,663	167,685	$32.41

Retail
	16 Court Street	1	679	679	$299.25
	Total/Weighted Average	1	679	679	$299.25

Storage
	115-117 Stevens Avenue	1	600	600	$10.00
	200 Summit Lake Drive	1	2,000	2,000	$9.00
	360 Hamilton Avenue	2	551	551	$11.80
	Total/Weighted Average	4	3,151	3,151	$9.68

	Total Space which became available during the Quarter
	Office	29	167,663	167,685	$32.41
	Retail	1	679	679	$299.25
	Storage	4	3,151	3,151	$9.68
		34	171,493	171,515	$33.05

	Total Available Space		1,278,450

(1)  Escalated rent is calculated as total annual income less electric charges.

(2)  Includes expiring space, relocating tenants and move-outs where tenants vacated.  Excludes lease expirations where tenants heldover.

Leasing Activity - Suburban Operating Properties Leased Space

Activity	Building Address	# of Leases	Term (Yrs)	Useable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,278,450

Office
	1100 King Street - 5 Int’l Drive	1	3.1	644	644	$26.00	$—	$33.56	1.0
	1100 King Street - 6 Int’l Drive	1	5.3	15,148	15,148	$23.50	$—	$31.00	3.0
	520 White Plains Road	1	10.8	7,581	7,581	$22.50	$—	$36.11	9.0
	115-117 Stevens Avenue	1	8.3	1,154	1,144	$18.85	$—	$6.28	4.0
	500 Summit Lake Drive	1	6.8	28,823	29,756	$24.50	$—	$20.00	—
	140 Grand Street	2	5.5	14,400	14,400	$35.18	$35.18	$4.40	—
	360 Hamilton Avenue	2	5.4	10,333	10,333	$34.01	$37.19	$10.45	4.0
	1 Landmark Square	1	0.5	3,250	3,450	$22.88	$22.88	$—	—
	2 Landmark Square	1	1.0	1,108	1,108	$33.42	$33.42	$—	—
	3 Landmark Square	2	2.6	7,431	7,431	$32.06	$—	$19.81	3.1
	4 Landmark Square	1	1.5	1,165	1,165	$35.00	$—	$—	—
	300 Main Street	1	7.8	4,063	4,063	$23.00	$—	$30.00	6.0
	680 Washington Boulevard	1	3.0	2,458	2,458	$44.00	$—	$48.24	—
	1010 Washington Boulevard	1	1.0	642	642	$25.00	$25.00	$—	—
	The Meadows	1	3.0	1,921	1,921	$26.50	$29.44	$3.00	—
	16 Court Street	4	4.1	9,220	11,344	$33.61	$35.43	$12.31	1.0
	Total/Weighted Average	22	5.6	109,341	112,588	$28.39	$34.12	$18.40	1.9

Retail
	16 Court Street	1	13.0	679	818	$150.00	$248.40	$—	5.0
	Total/Weighted Average	1	13.0	679	818	$150.00	$248.40	$—	5.0

Storage
	200 Summit Lake Drive	1	6.3	2,000	2,000	$11.00	$9.00	$—	—
	360 Hamilton Avenue	2	6.3	551	551	$14.55	$11.80	$—	—
	1 Landmark Square	1	8.3	200	775	$12.00	$—	$—	—
	Total/Weighted Average	4	6.7	2,751	3,326	$11.82	$9.60	$—	—

Leased Space
	Office (3)	22	5.6	109,341	112,588	$28.39	$34.12	$18.40	1.9
	Retail	1	13.0	679	818	$150.00	$248.40	$—	5.0
	Storage	4	6.7	2,751	3,326	$11.82	$9.60	$—	—
	Total	27	5.6	112,771	116,732	$28.77	$36.87	$17.75	1.9

Total Available Space as of 3/31/13				1,165,679

Early Renewals
Office
	1100 King Street - 1 Int’l Drive	1	2.0	4,181	4,181	$26.25	$24.00	$5.15	—
	1100 King Street - 4 Int’l Drive	2	4.7	10,432	10,642	$26.10	$33.67	$21.34	5.9
	200 Summit Lake Drive	1	9.8	31,687	31,687	$30.50	$27.54	$5.00	3.0
	140 Grand Street	2	10.0	16,494	16,494	$45.81	$44.56	$7.00	—
	300 Main Street	1	3.3	4,354	4,354	$27.71	$28.09	$13.74	—
	750 Washington Boulevard	1	10.5	5,688	5,688	$43.00	$49.52	$40.00	6.0
	The Meadows	2	8.7	15,358	15,358	$25.50	$22.76	$31.89	8.0
	Jericho Plaza	1	10.0	21,334	21,334	$31.50	$33.00	$24.54	8.0
	16 Court Street	1	5.0	2,200	2,746	$33.76	$38.75	$7.48	1.0
	Total/Weighted Average	12	8.6	111,728	112,484	$32.28	$32.27	$16.39	4.3

Storage
	200 Summit Lake Drive	1	9.8	740	940	$12.00	11.00	$—	—
	Total/Weighted Average	1	9.8	740	940	$12.00	$11.00	$—	—

Renewals
	Early Renewals Office	12	8.6	111,728	112,484	$32.28	$32.27	$16.39	4.3
	Early Renewals Storage	1	9.8	740	940	$12.00	$11.00	$—	—
	Total	13	8.6	112,468	113,424	$32.11	$32.10	$16.26	4.3

(1)	Annual initial base rent.
(2)	Escalated Rent is calculated as total annual income less electric charges.
(3)	Average starting office rent excluding new tenants replacing vacancies is $33.21/rsf for 37,613 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.51/rsf for 150,097 rentable SF.

ANNUAL LEASE EXPIRATIONS - Manhattan Operating Properties

	Consolidated Properties							Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (5)

In 1st Quarter 2013 (1)	10	57,390	0.33%	$3,243,963	$56.52	$64.00		3	15,618	0.27%	$771,216	$49.38	$56.28
In 2nd Quarter 2013	36	222,160	1.27%	$16,484,237	$74.20	$83.93		1	6,580	0.12%	$533,580	$81.09	$55.00
In 3rd Quarter 2013	36	201,411	1.15%	$11,190,654	$55.56	$62.48		3	9,309	0.16%	$445,944	$47.90	$54.68
In 4th Quarter 2013	34	319,165	1.82%	$18,981,443	$59.47	$66.66		2	7,105	0.12%	$486,960	$68.54	$64.51

Total 2013	116	800,126	4.56%	$49,900,296	$62.37	$70.21		9	38,612	0.68%	$2,237,700	$57.95	$57.19

1st Quarter 2014	34	285,160	1.63%	$16,970,892	$59.51	$69.08		12	60,327	1.06%	$3,760,332	$62.33	$65.12
2nd Quarter 2014	29	1,126,297	6.42%	$57,519,228	$51.07	$51.80		7	263,182	4.61%	$14,942,328	$56.78	$72.66
3rd Quarter 2014	28	99,803	0.57%	$6,416,964	$64.30	$69.83		6	89,955	1.58%	$2,969,542	$33.01	$42.68
4th Quarter 2014	30	188,620	1.08%	$13,550,157	$71.84	$144.72		1	20,010	0.35%	$992,460	$49.60	$60.00

Total 2014	121	1,699,880	9.69%	$94,457,241	$55.57	$66.07		26	433,474	7.59%	$22,664,662	$52.29	$64.80

2015	130	781,953	4.46%	$39,817,712	$50.92	$56.51		26	226,078	3.96%	$12,463,704	$55.13	$62.41
2016	95	1,212,065	6.91%	$68,869,200	$56.82	$70.02		20	192,438	3.37%	$10,720,816	$55.71	$65.02
2017	114	1,860,781	10.61%	$102,649,620	$55.16	$58.31		14	179,547	3.15%	$10,615,890	$59.13	$67.07
2018	45	678,375	3.87%	$49,847,367	$73.48	$90.31		22	473,923	8.30%	$29,275,935	$61.77	$59.13
2019	25	741,129	4.23%	$45,477,576	$61.36	$61.94		5	144,238	2.53%	$10,175,702	$70.55	$70.65
2020	40	2,272,754	12.96%	$131,429,208	$57.83	$66.60		12	275,975	4.83%	$13,320,190	$48.27	$64.16
2021	45	2,225,315	12.69%	$116,577,607	$52.39	$56.89		7	127,019	2.23%	$5,824,836	$45.86	$60.23
2022	31	775,534	4.42%	$45,033,817	$58.07	$75.35		12	200,493	3.51%	$11,189,904	$55.81	$63.74
Thereafter	67	4,488,541	25.60%	$235,983,014	$52.57	$62.50		18	781,974	13.70%	$47,721,689	$61.03	$64.27
	829	17,536,453	100.00%	$980,042,659	$55.89	$64.45		171	3,073,771	53.85%	$176,211,028	$57.33	$63.62

							(4)	1	2,634,670	46.15%	$109,811,160
								172	5,708,441	100.00%	$286,022,188

(1) Includes month to month holdover tenants that expired prior to 3/31/13.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Citigroup’s net lease at 388-390 Greenwich Street which expires in 2020, current net rent is $41.68/psf with annual CPI escalation.

(5) Management’s estimate of average asking rents for currently occupied space as of March 31, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

ANNUAL LEASE EXPIRATIONS - Suburban Operating Properties

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

In 1st Quarter 2013 (1)	15	78,028	2.69%	$1,100,184	$14.10	$14.94	5	78,787	6.32%	$2,372,208	$30.11	$30.23
In 2nd Quarter 2013	13	52,498	1.81%	$1,710,230	$32.58	$31.30	8	41,938	3.37%	$1,273,332	$30.36	$27.91
In 3rd Quarter 2013	11	76,498	2.64%	$2,613,180	$34.16	$33.53	4	53,316	4.28%	$1,639,752	$30.76	$32.60
In 4th Quarter 2013	6	41,610	1.43%	$1,476,696	$35.49	$40.23	6	16,183	1.30%	$532,260	$32.89	$29.11

Total 2013	45	248,634	8.57%	$6,900,290	$27.75	$28.35	23	190,224	15.27%	$5,817,552	$30.58	$30.29

1st Quarter 2014	10	65,099	2.24%	$2,164,620	$33.25	$28.47	10	66,080	5.30%	$2,039,232	$30.86	$27.88
2nd Quarter 2014	6	12,565	0.43%	$399,180	$31.77	$32.70	7	31,442	2.52%	$1,140,564	$36.28	$34.31
3rd Quarter 2014	7	37,594	1.30%	$1,272,636	$33.85	$32.94	5	51,912	4.17%	$1,913,208	$36.85	$33.43
4th Quarter 2014	10	66,352	2.29%	$2,411,808	$36.35	$35.70	8	125,945	10.11%	$4,949,112	$39.30	$35.33

Total 2014	33	181,610	6.26%	$6,248,244	$34.40	$32.33	30	275,379	22.11%	$10,042,116	$36.47	$33.07

2015	45	297,400	10.25%	$9,152,820	$30.78	$32.25	27	174,511	14.01%	$5,503,572	$31.54	$31.97
2016	49	608,588	20.97%	$19,626,911	$32.25	$33.87	13	80,043	6.43%	$2,504,628	$31.29	$29.95
2017	28	134,535	4.64%	$4,587,876	$34.10	$35.13	17	124,946	10.03%	$4,998,852	$40.01	$38.43
2018	28	258,642	8.91%	$8,643,758	$33.42	$33.58	9	92,299	7.41%	$3,263,124	$35.35	$33.74
2019	17	527,936	18.20%	$14,271,981	$27.03	$28.00	6	52,455	4.21%	$1,818,600	$34.67	$32.78
2020	14	252,129	8.69%	$7,653,144	$30.35	$33.47	7	52,759	4.24%	$1,848,672	$35.04	$35.19
2021	9	143,426	4.94%	$3,572,940	$24.91	$27.45	6	94,661	7.60%	$3,239,148	$34.22	$35.47
2022	6	43,764	1.51%	$1,358,388	$31.04	$31.42	3	5,388	0.43%	$160,896	$29.86	$35.00
Thereafter	16	204,867	7.06%	$6,760,848	$33.00	$35.12	5	103,005	8.27%	$3,647,736	$35.41	$32.51
	290	2,901,531	100.00%	$88,777,200	$30.60	$31.80	146	1,245,670	100.00%	$42,844,896	$34.40	$33.10

(1) Includes month to month holdover tenants that expired prior to 3/31/13.

(2) Tenants may have multiple leases.

(3) Represents in place annualized rent allocated by year of maturity.

(4) Management’s estimate of average asking rents for currently occupied space as of March 31, 2013. Taking rents are typically lower than asking rents and may vary from property to property.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Manhattan

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2013	Price ($’s) (1)
1998 Acquisitions
Mar-98	420 Lexington Avenue	Operating Sublease	Grand Central	1,188,000	83.0	92.1	$78,000,000
May-98	711 3rd Avenue	Operating Sublease	Grand Central	524,000	79.0	88.4	$65,600,000
Jun-98	440 9th Avenue	Fee Interest	Penn Station	339,000	76.0	N/A	$32,000,000
				2,051,000			$175,600,000
1999 Acquisitions
Jan-99	420 Lexington Leasehold	Sub-leasehold	Grand Central	—	—	—	$27,300,000
Jan-99	555 West 57th Street - 65% JV	Fee Interest	Midtown West	941,000	100.0	99.2	$66,700,000
Aug-99	1250 Broadway - 50% JV	Fee Interest	Penn Station	670,000	96.5	N/A	$93,000,000
Nov-99	555 West 57th Street - remaining 35%	Fee Interest	Midtown West	—		99.2	$34,100,000
				1,611,000			$221,100,000
2000 Acquisitions
Feb-00	100 Park Avenue - 50% JV	Fee Interest	Grand Central	834,000	96.5	94.6	$192,000,000
				834,000			$192,000,000
2001 Acquisitions
Jun-01	317 Madison Avenue	Fee Interest	Grand Central	450,000	95.0	81.7	$105,600,000
Acquisition of JV Interest
Sep-01	1250 Broadway - 49.9% JV (2)	Fee Interest	Penn Station	670,000	97.7	N/A	$126,500,000
				1,120,000			$232,100,000
2002 Acquisitions
May-02	1515 Broadway - 55% JV	Fee Interest	Times Square	1,750,000	98.0	100.0	$483,500,000
				1,750,000			$483,500,000
2003 Acquisitions
Feb-03	220 East 42nd Street	Fee Interest	Grand Central	1,135,000	91.9	94.9	$265,000,000
Mar-03	125 Broad Street	Fee Interest	Downtown	525,000	100.0	N/A	$92,000,000
Oct-03	461 Fifth Avenue	Leasehold Interest	Midtown	200,000	93.9	99.4	$60,900,000
Dec-03	1221 Avenue of the Americas - 45% JV	Fee Interest	Rockefeller Center	2,550,000	98.8	N/A	$1,000,000,000
				4,410,000			$1,417,900,000
2004 Acquisitions
Mar-04	19 West 44th Street - 35% JV	Fee Interest	Midtown	292,000	86.0	N/A	$67,000,000
Jul-04	750 Third Avenue	Fee Interest	Grand Central	779,000	100.0	96.1	$255,000,000
Jul-04	485 Lexington Avenue - 30% JV	Fee Interest	Grand Central	921,000	100.0	100.0	$225,000,000
Oct-04	625 Madison Avenue	Leasehold Interest	Plaza District	563,000	68.0	93.1	$231,500,000
				2,555,000			$778,500,000
2005 Acquisitions
Feb-05	28 West 44th Street	Fee Interest	Midtown	359,000	87.0	N/A	$105,000,000
Apr-05	1 Madison Avenue - 55% JV	Fee Interest	Park Avenue South	1,177,000	96.0	100.0	$803,000,000
Apr-05	5 Madison Avenue Clock Tower	Fee Interest	Park Avenue South	267,000	N/A	N/A	$115,000,000
Jun-05	19 West 44th Street - remaining 65%	Fee Interest	Midtown	—		N/A	$91,200,000
				1,803,000			$1,114,200,000
2006 Acquisition
Mar-06	521 Fifth Avenue	Leasehold Interest	Midtown	460,000	97.0	92.8	$210,000,000
Jun-06	609 Fifth Avenue	Fee Interest	Midtown	160,000	98.5	85.8	$182,000,000
Dec-06	485 Lexington Avenue - remaining 70%	Fee Interest	Grand Central	—		100.0	$578,000,000
Dec-06	800 Third Avenue - 42.95% JV	Fee Interest	Grand Central North	526,000	96.9	87.9	$285,000,000
				1,273,400			$1,520,000,000
2007 Acquisition
Jan-07	Reckson - NYC Portfolio	Fee Interests / Leasehold Interest	Various	5,612,000	98.3	93.2	$3,679,530,000
Apr-07	331 Madison Avenue	Fee Interest	Grand Central	114,900	97.6	84.2	$73,000,000
Apr-07	1745 Broadway - 32.3% JV	Fee Interest	Midtown	674,000	100.0	100.0	$520,000,000
Jun-07	333 West 34th Street	Fee Interest	Penn Station	345,400	100.0	100.0	$183,000,000
Aug-07	1 Madison Avenue - remaining 45%	Fee Interest	Park Avenue South	1,177,000	99.8	100.0	$1,000,000,000
Dec-07	388 & 390 Greenwich Street - 50.6% JV	Fee Interest	Downtown	2,635,000	100.0	100.0	$1,575,000,000
				10,558,300			$7,030,530,000
2010 Acquisition
Jan-10	100 Church Street	Fee Interest	Downtown	1,047,500	41.3	81.8	$181,600,000
May-10	600 Lexington Avenue - 55% JV	Fee Interest	East Side	303,515	93.6	66.7	$193,000,000
Aug-10	125 Park Avenue	Fee Interest	Grand Central	604,245	99.1	77.6	$330,000,000
				1,955,260			$704,600,000
2011 Acquisition
Jan-11	521 Fifth Avenue - remaining 49.9%	Leasehold Interest	Midtown	460,000	80.7	92.8	$245,700,000
Apr-11	1515 Broadway - remaining 45%	Fee Interest	Times Square	1,750,000	98.5	100.0	$1,210,000,000
May-11	110 East 42nd Street	Fee Interest	Grand Central	205,000	72.6	84.9	$85,570,000
May-11	280 Park Avenue - 49.5% JV	Fee Interest	Park Avenue	1,219,158	78.2	54.9	$1,110,000,000
Nov-11	180 Maiden Lane - 49.9% JV	Fee Interest	Financial East	1,090,000	97.7	97.7	$425,680,000
Nov-11	51 East 42nd Street	Fee Interest	Grand Central	142,000	95.5	86.9	$80,000,000
				4,866,158			$3,156,950,000
2012 Acquisition
Feb-12	10 East 53rd Street - 55% JV	Fee Interest	Plaza District	354,300	91.9	90.0	$252,500,000
Jun-12	304 Park Avenue South	Fee Interest	Midtown South	215,000	95.8	93.6	$135,000,000
Sep-12	641 Sixth Avenue	Fee Interest	Midtown South	163,000	92.1	92.1	$90,000,000
Dec-12	315 West 36th Street - 35.5% JV	Fee Interest	Times Square South	147,619	99.2	99.2	$46,000,000
				879,919			$523,500,000

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Ownership interest from November 2001 - May 2008 was 55%. (From 9/1/01-10/31/01 the Company owned 99.8% of this property.)

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999 - Manhattan

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2000 Sales
Feb-00	29 West 35th Street	Fee Interest	Penn Station	78,000	$11,700,000	$150
Mar-00	36 West 44th Street	Fee Interest	Grand Central	178,000	$31,500,000	$177
May-00	321 West 44th Street - 35% JV	Fee Interest	Times Square	203,000	$28,400,000	$140
Nov-00	90 Broad Street	Fee Interest	Financial	339,000	$60,000,000	$177
Dec-00	17 Battery South	Fee Interest	Financial	392,000	$53,000,000	$135
				1,190,000	$184,600,000	$156
2001 Sales
Jan-01	633 Third Ave	Fee Interest	Grand Central North	40,623	$13,250,000	$326
May-01	1 Park Ave - 45% JV	Fee Interest	Grand Central South	913,000	$233,900,000	$256
Jun-01	1412 Broadway	Fee Interest	Times Square South	389,000	$90,700,000	$233
Jul-01	110 East 42nd Street	Fee Interest	Grand Central	69,700	$14,500,000	$208
Sep-01	1250 Broadway (1)	Fee Interest	Penn Station	670,000	$126,500,000	$189
				2,082,323	$478,850,000	$242
2002 Sales
Jun-02	469 Seventh Avenue	Fee Interest	Penn Station	253,000	$53,100,000	$210
				253,000	$53,100,000	$210
2003 Sales
Mar-03	50 West 23rd Street	Fee Interest	Chelsea	333,000	$66,000,000	$198
Jul-03	1370 Broadway	Fee Interest	Times Square South	255,000	$58,500,000	$229
Dec-03	321 West 44th Street	Fee Interest	Times Square	203,000	$35,000,000	$172
				791,000	$159,500,000	$202
2004 Sales
May-04	1 Park Avenue (2)	Fee Interest	Grand Central South	913,000	$318,500,000	$349
Oct-04	17 Battery Place North	Fee Interest	Financial	419,000	$70,000,000	$167
Nov-04	1466 Broadway	Fee Interest	Times Square	289,000	$160,000,000	$554
				1,621,000	$548,500,000	$338
2005 Sales
Apr-05	1414 Avenue of the Americas	Fee Interest	Plaza District	111,000	$60,500,000	$545
Aug-05	180 Madison Avenue	Fee Interest	Grand Central	265,000	$92,700,000	$350
				376,000	$153,200,000	$407
2006 Sales
Jul-06	286 & 290 Madison Avenue	Fee Interest	Grand Central	149,000	$63,000,000	$423
Aug-06	1140 Avenue of the Americas	Leasehold Interest	Rockefeller Center	191,000	$97,500,000	$510
Dec-06	521 Fifth Avenue (3)	Leasehold Interest	Midtown	460,000	$240,000,000	$522
				800,000	$400,500,000	$501
2007 Sales
Mar-07	1 Park Avenue	Fee Interest	Grand Central South	913,000	$550,000,000	$602
Mar-07	70 West 36th Street	Fee Interest	Garment	151,000	$61,500,000	$407
Jun-07	110 East 42nd Street	Fee Interest	Grand Central North	181,000	$111,500,000	$616
Jun-07	125 Broad Street	Fee Interest	Downtown	525,000	$273,000,000	$520
Jun-07	5 Madison Clock Tower	Fee Interest	Park Avenue South	267,000	$200,000,000	$749
Jul-07	292 Madison Avenue	Fee Interest	Grand Central South	187,000	$140,000,000	$749
Jul-07	1372 Broadway (4)	Fee Interest	Penn Station/Garment	508,000	$335,000,000	$659
Nov-07	470 Park Avenue South	Fee Interest	Park Avenue South/Flatiron	260,000	$157,000,000	$604
				2,992,000	$1,828,000,000	$611
2008 Sales
Jan-08	440 Ninth Avenue	Fee Interest	Penn Station	339,000	$160,000,000	$472
May-08	1250 Broadway	Fee Interest	Penn Station	670,000	$310,000,000	$463
Oct-08	1372 Broadway (5)	Fee Interest	Penn Station/Garment	508,000	$274,000,000	$539
				1,517,000	$744,000,000	$490
2010 Sales
May-10	1221 Avenue of the Americas (6)	Fee Interest	Rockefeller Center	2,550,000	$1,280,000,000	$502
Sep-10	19 West 44th Street	Fee Interest	Midtown	292,000	$123,150,000	$422
				2,842,000	$1,403,150,000	$494
2011 Sales
May-11	28 West 44th Street	Fee Interest	Midtown	359,000	$161,000,000	$448

(1) Company sold a 45% JV interest in the property at an implied $126.5 million sales price.

(2) Company sold a 75% JV interest in the property at an implied $318.5 million sales price.

(3) Company sold a 50% JV interest in the property at an implied $240.0 million sales price

(4) Company sold a 85% JV interest in the property at an implied $335.0 million sales price.

(5) Company sold a 15% JV interest in the property at an implied $274.0 million sales price.

(6) Company sold a 45% JV interest in the property at an implied $1.28 billion sales price.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Suburban

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2013	Price ($’s) (1)
2007 Acquisition
Jan-07	300 Main Street	Fee Interest	Stamford, Connecticut	130,000	92.5	81.5	$15,000,000
Jan-07	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	96.6	N/A	$31,600,000
Jan-07	Reckson - Connecticut Portfolio	Fee Interests / Leasehold Interest	Stamford, Connecticut	1,369,800	88.9	82.7	$490,750,000
Jan-07	Reckson - Westchester Portfolio	Fee Interests / Leasehold Interest	Westchester	2,346,100	90.6	76.6	$570,190,000
Apr-07	Jericho Plazas - 20.26% JV	Fee Interest	Jericho, New York	640,000	98.4	89.6	$210,000,000
Jun-07	1010 Washington Boulevard	Fee Interest	Stamford, Connecticut	143,400	95.6	60.9	$38,000,000
Jun-07	500 West Putnam Avenue	Fee Interest	Greenwich, Connecticut	121,500	94.4	55.1	$56,000,000
Jul-07	16 Court Street - 35% JV	Fee Interest	Brooklyn, New York	317,600	80.6	84.5	$107,500,000
Aug-07	150 Grand Street	Fee Interest	White Plains, Westchester	85,000	52.9	31.3	$6,700,000
Sep-07	The Meadows - 25% JV	Fee Interest	Rutherford, New Jersey	582,100	81.3	79.4	$111,500,000
				5,880,500			$1,637,240,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Suburban

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2008 Sales
Oct-08	100 & 120 White Plains Road	Fee Interest	Tarrytown, Westchester	311,000	$48,000,000	$154

2009 Sales
Jan-09	55 Corporate Drive	Fee Interest	Bridgewater, New Jersey	670,000	$230,000,000	$343
Aug-09	399 Knollwood Road	Fee Interest	White Plains, Westchester	145,000	$20,767,307	$143
				815,000	$250,767,307

2012 Sales
Jul-12	One Court Square	Fee Interest	Long Island City, New York	1,402,000	$481,100,000	$343

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					% Leased		Acquisition
	Property	Type of Ownership	Submarket	Net Rentable SF	at acquisition	3/31/2013	Price ($’s) (1)
2005 Acquisition
Jul-05	1551-1555 Broadway - 10% JV	Fee Interest	Times Square	25,600	N/A	N/A	$85,000,000
Jul-05	21 West 34th Street - 50% JV	Fee Interest	Herald Square	30,100	N/A	100.0	$17,500,000
Sep-05	141 Fifth Avenue - 50% JV	Fee Interest	Flatiron	21,500	N/A	N/A	$13,250,000
Nov-05	1604 Broadway - 63% JV	Leasehold Interest	Times Square	29,876	17.2	23.7	$4,400,000
Dec-05	379 West Broadway - 45% JV	Leasehold Interest	Cast Iron/Soho	62,006	100.0	0.0	$19,750,000
				169,082			$139,900,000
2006 Acquisition
Jan-06	25-29 West 34th Street - 50% JV	Fee Interest	Herald Square/Penn Station	41,000	55.8	100.0	$30,000,000
Sep-06	717 Fifth Avenue - 32.75% JV	Fee Interest	Midtown/Plaza District	119,550	63.1	89.4	$251,900,000
				160,550			$281,900,000
2007 Acquisition
Aug-07	180 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	24,300	85.2	—	$13,600,000
Apr-07	Two Herald Square - 55% JV	Fee Interest	Herald Square	N/A	N/A	N/A	$225,000,000
Jul-07	885 Third Avenue - 55% JV	Fee Interest	Midtown / Plaza District	N/A	N/A	N/A	$317,000,000
				24,300			$555,600,000
2008 Acquisition
Jan-08	125 Chubb Way	Fee Interest	Lyndhurst, NJ	278,000	—	57.1	$29,364,000
Feb-08	182 Broadway - 50% JV	Fee Interest	Cast Iron / Soho	46,280	83.8	—	$30,000,000
				324,280			$59,364,000
2010 Acquisition
Nov-10	Williamsburg Terrace	Fee Interest	Brooklyn, NY	52,000	100.0	100.0	$18,000,000
Dec-10	11 West 34th Street - 30% JV	Fee Interest	Herald Square/Penn Station	17,150	100.0	100.0	$10,800,000
Dec-10	7 Renaissance Square - 50% JV	Fee Interest	White Plains, NY	65,641	—	40.3	$4,000,000
Dec-10	Two Herald Square - 45% (2)	Fee Interest	Herald Square	354,400	100.0	100.0	$247,500,000
Dec-10	885 Third Avenue - 45% (2)	Fee Interest	Midtown / Plaza District	607,000	100.0	100.0	$352,000,000
Dec-10	292 Madison Avenue	Fee Interest	Grand Central South	203,800	N/A	N/A	$78,300,000
				1,299,991			$710,600,000
2011 Acquisition
Jan-11	3 Columbus Circle - 48.9%	Fee Interest	Columbus Circle	741,500	20.1	61.8	$500,000,000
Aug-11	1552-1560 Broadway - 50%	Fee Interest	Times Square	35,897	59.7	23.3	$136,550,000
Sep-11	747 Madison Avenue - 33.33%	Fee Interest	Plaza District	10,000	100.0	—	$66,250,000
				787,397			$702,800,000
2012 Acquisition
Jan-12	DFR Residential and Retail Portfolio - 80%	Fee Interests / Leasehold Interest	Plaza District, Upper East Side	489,882	95.1	94.1	$193,000,000
Jan-12	724 Fifth Avenue - 50%	Fee Interest	Plaza District	65,010	92.9	84.7	$223,000,000
Jul-12	West Coast Office Portfolio - 27.63%	Fee Interest		4,473,603	76.3	77.0	$880,103,924
Aug-12	33 Beekman Street - 45.9%	Fee Interest	Downtown	—	—	—	$31,160,000
Sep-12	635 Sixth Avenue	Fee Interest	Midtown South	104,000	—	—	$83,000,000
Oct-12	1080 Amsterdam - 87.5%	Leasehold Interest	Upper West Side	82,250	2.2	2.2	$—
Dec-12	21 East 66th Street - 32.28%	Fee Interest	Plaza District	16,736	100.0	100.0	$75,000,000
Dec-12	985-987 Third Avenue	Fee Interest	Upper East Side	13,678	—	—	$18,000,000
Dec-12	131-137 Spring Street	Fee Interest	Soho	68,342	100.0	100.0	$122,300,000
				5,313,501			$1,625,563,924
2013 Acquisition
Mar-13	248-252 Bedford Avenue - 90%	Fee Interest	Brooklyn, NY	66,611	—	—	$54,900,000

SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1997 - Retail, Residential, Development, Land & West Coast

					Sales	Sales
	Property	Type of Ownership	Submarket	Net Rentable SF	Price ($’s)	Price ($’s/SF)
2011 Sales
Sep-11	1551-1555 Broadway (3)	Fee Interest	Times Square	25,600	$276,757,000	$10,811

2012 Sales
Feb-12	141 Fifth Avenue (4)	Fee Interest	Flatiron	13,000	$46,000,000	$3,538
Feb-12	292 Madison Avenue	Fee Interest	Grand Central South	203,800	$85,000,000	$417
Apr-12	379 West Broadway	Leasehold Interest	Cast Iron/Soho	62,006	$48,500,000	$782
Jun-12	717 Fifth Avenue (5)	Fee Interest	Midtown/Plaza District	119,550	$617,583,774	$5,166
Sep-12	3 Columbus Circle (6)	Fee Interest	Columbus Circle	214,372	$143,600,000	$670
				612,728	$940,683,774
2013 Sales
Feb-13	44 West 55th Street	Fee Interest	Plaza District	8,557	$6,250,000	$730

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

(2) Subject to long-term, third party net operating leases.

(3) Company sold our remaining 10% JV interest in the property at an implied $276.8 million sales price.

(4) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

(5) Company sold 50% of its remaining interest after a promote. The Company retained a 10.92% interest in the property.

(6) The joint venture sold a 29% condominium interest in the property.

Executive & Senior Management

Stephen L. Green

Chairman of the Board

Marc Holliday

Chief Executive Officer

Andrew Mathias

President

James Mead

Chief Financial Officer

Andrew S. Levine

Chief Legal Officer

Steven M. Durels

Executive Vice President, Director of Leasing and Real Property

Edward V. Piccinich

Executive Vice President, Property Management and Construction

Neil H. Kessner

Executive Vice President, General Counsel - Real Property

David M. Schonbraun

Co-Chief Investment Officer

Isaac Zion

Co-Chief Investment Officer

Matthew J. DiLiberto

Chief Accounting Officer & Treasurer

ANALYST COVERAGE

ANALYST COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(212) 449-6339	james_feldman@ml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
Cantor Fitzgerald	David Toti	(212) 915-1219	dtoti@cantor.com
Citigroup Smith Barney, Inc.	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Cowen and Company	James Sullivan	(646) 562-1380	james.sullivan@cowen.com
Deutsche Bank	Vin Chao	(212) 250-6799	vincent.chao@db.com
Green Street Advisors	Michael Knott	(949) 640-8780	mknott@greenstreetadvisors.com
ISI Group	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Tayo Okusanya	(212) 336-7076	tokusanya@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Jordan Sadler	(917) 368-2280	jsadler@keybanccm.com
Macquarie Research Equities (USA)	Robert Stevenson	(212) 231-8068	rob.stevenson@macquarie.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O’Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
UBS Securities LLC	Ross T. Nussbaum	(212) 713-2484	ross.nussbaum@ubs.com
Wells Fargo Securities, LLC	Brendan Maiorana	(443) 263-6516	brendan.maiorana@wachovia.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
Citigroup Inc.	Thomas Cook	(212) 723-1112	thomas.n.cook@citi.com
Goldman Sachs & Co.	Louise Pitt	(212) 902-3644	louise.pitt@gs.com
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Merrill Lynch, Pierce, Fenner & Smith Inc.	Tom Truxillo	(980) 386-5212	thomas.c.truxillo_jr@baml.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

SUPPLEMENTAL DEFINITIONS

Adjusted EBITDA is calculated by adding income taxes, loan loss reserves and our share of joint venture depreciation and amortization to operating income.

Annualized rent is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

Debt service coverage is adjusted EBITDA divided by total interest and principal payments.

Fixed charge is the total payments for interest, principal amortization, ground leases and preferred stock dividend.

Fixed charge coverage is adjusted EBITDA divided by fixed charge.

Funds available for distribution (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG’s unconsolidated JV, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

Funds from operations (FFO) is defined under the White Paper approved by the Board of Governors of NAREIT in April 2002, as amended, as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring, sales of properties and real estate related impairment charges, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Interest coverage is adjusted EBITDA divided by total interest expense.

Junior Mortgage Participations are subordinate interests in first mortgages.

Mezzanine Debt Loans are loans secured by ownership interests.

Percentage leased represents the percentage of leased square feet, including month-to-month leases, to total rentable square feet owned, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

Preferred Equity Investments are equity investments entitled to preferential returns that are senior to common equity.

Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues.  Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Redevelopment costs are non-recurring capital expenditures incurred in order to improve buildings to SLG’s “operating standards.” These building costs are taken into consideration during the underwriting for a given property’s acquisition.

Same-store NOI growth is the change in the NOI (excluding straight-line rents) of the same-store properties from the prior year reporting period to the current year reporting period.

Same-store properties include all properties that were owned in the same manner  during both the current and prior year reporting periods, and excludes development properties prior to being stabilized for both the current and prior reporting period.

Second generation TIs and LCs are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generation space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG’s share of total debt to market capitalization is calculated as SLG’s share of total debt divided by the sum of total debt plus market equity and preferred stock at liquidation value. SLG’s share of total debt includes total consolidated debt plus SLG’s pro rata share of the debt of unconsolidated joint ventures less JV partners’ share of debt.  Market equity assumes conversion of all OP units into common stock.

Total square feet owned represents 100% of the square footage of properties either owned directly by SLG or in which SLG has an interest (e.g. joint ventures).